                                 [METLIFE LOGO]



                                [SNOOPY GRAPHIC]




                                 SECOND QUARTER
                                   FINANCIAL
                                   SUPPLEMENT

                                 June 30, 2003


                        (Revised as of August 11, 2003)

                                                                  (METLIFE LOGO)
===============================================================================

TABLE OF CONTENTS

HIGHLIGHTS
   Corporate Overview                                                                                     2

METLIFE, INC.
   Consolidated Balance Sheets                                                                            3
   Consolidated Statements of Operating Earnings and Total Company Headcount                              4
   Consolidating Balance Sheet                                                                            5
   Consolidating Statement of Operating Earnings                                                          6

INSURANCE OPERATIONS
   Consolidated Statements of Operating Earnings                                                         10
   Consolidating Statement of Operating Earnings                                                         11

   INSTITUTIONAL OPERATIONS
      Statements of Operating Earnings - Product Level                                                   15
      Premiums, Fees and Other Revenues by Product and Additional Statistical Information                16
      Future Policy Benefits and Policyholder Account Balances and
         Separate Account Liabilities                                                                    17
      Insurance Expenses Ratio and Other Expenses by Major Category                                      18
      Spreads by Product                                                                                 19

   INDIVIDUAL OPERATIONS
      Statements of Operating Earnings - Product Level                                                   20
      Premiums and Deposits by Product and Manufacturer and Mutual Fund Sales                            22
      Additional Statistical Information                                                                 23
      Future Policy Benefits and Policyholder Account Balances and
         Separate Account Liabilities                                                                    24
      Insurance Expenses Ratio and Other Expenses by Major Category                                      25
      Spreads by Product                                                                                 26

   AUTO & HOME
      Statements of Operating Earnings - Product Level                                                   27
      Written Premiums by Product and Selected Financial Information and Supplemental Data               28

   INTERNATIONAL OPERATIONS
      Statements of Operating Earnings                                                                   29

REINSURANCE OPERATIONS
   Statements of Operating Earnings, Pre-Tax and Pre-Minority Interest
      Operating Earnings by Region and Reserves by Region                                                30

ASSET MANAGEMENT
   Statements of Operating Earnings, Change in Assets Under Management and
      Composition of Assets Under Management                                                             31

CORPORATE, OTHER & ELIMINATIONS
   Statements of Operating Earnings                                                                      32

METLIFE, INC.
   Investment Results by Asset Category and Annualized Yields                                            33
   Fixed Maturities and Equity Securities Gross Unrealized Loss Aging Schedule                           35
   Summary of Fixed Maturities by Sector and by Quality Distribution, and
      Summary of Commercial Mortgage Loans by Region and Property Type                                   36
   Summary of Real Estate, Summary of Mortgages and Distribution of
      Assets Under Management                                                                            37

OTHER INFORMATION
   Company Ratings                                                                                       38
   Capital Allocation based on Risk Based Capital vs. Economic Capital 2002 through 2000                 39


NOTE:

The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings and operating earnings per diluted shares, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding after-tax net investment gains and losses, and the impact from the cumulative effect of accounting changes. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. MetLife uses operating earnings and operating earnings per diluted share in analyzing its performance; it believes that these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses, which can fluctuate significantly from period to period, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings and operating earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Reconciliations of operating earnings to GAAP net income and operating earnings per diluted share to GAAP net income per diluted share, the most directly comparable GAAP measures, are included in this QFS, in MetLife's earnings press release for the quarter ended June 30, 2003, and in MetLife's press release dated August 11, 2003, all of which are available at www.metlife.com.

                                                                  (METLIFE LOGO)
===============================================================================

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                                    For the Three Months Ended
                                                              ---------------------------------------------------------------------
                                                              June 30,    March 31,   December 31, September 30, June 30,  March 31,
                                                               2003         2003          2002         2002        2002      2002
                                                              ---------------------------------------------------------------------
Net income (1)                                                $ 580        $ 362        $ 561        $ 328        $ 387     $ 329
     Net investment gains (losses)                              (54)        (170)         310         (286)        (266)     (105)
     Minority interest - net investment gains (losses)           (2)           4            2           (1)           4         1
     Adjustments to net investment gains (losses) (2)             0           38           43           16           73        13
     Net investment gains (losses) tax benefit (provision)       16           44         (132)         102           72        15
                                                              ---------------------------------------------------------------------
After-tax net investment gains (losses)                         (40)         (84)         223         (169)        (117)      (76)
Cumulative effect of accounting change for SFAS 142               0            0            0           (5)           0         5
                                                              ---------------------------------------------------------------------
Operating earnings                                            $ 620(3)     $ 446        $ 338(4)     $ 502        $ 504(5)  $ 400(6)
                                                              ======================================================================


Net income per share - diluted                                $0.79        $0.47(7)     $0.78        $0.45        $0.53     $0.44
After-tax net investment gains (losses)                       (0.05)       (0.12)        0.31        (0.23)       (0.16)    (0.10)
Cumulative effect of accounting change for SFAS 142            0.00         0.00         0.00        (0.01)        0.00      0.00
Impact of conversion of securities                             0.00        (0.03)        0.00         0.00         0.00      0.00
                                                             -----------------------------------------------------------------------
Operating earnings per share - diluted                        $0.84        $0.62        $0.47        $0.69        $0.69     $0.54
                                                             =======================================================================
Weighted average common shares outstanding -- diluted         731.3        722.4        720.9        722.7        733.0     739.5

Book value per common share (actual shares outstanding)      $27.13       $25.76       $24.83       $24.39       $23.00    $21.64
Book value per common share, excluding other accumulated
     comprehensive income (actual shares outstanding)        $22.78       $22.45       $21.96       $21.37       $20.91    $20.45


Book value per common share - diluted                        $28.20       $24.97       $24.12       $23.63       $22.00    $20.72
Book value per common share, excluding other
     accumulated comprehensive income - diluted              $23.68       $21.77       $21.33       $20.70       $20.00    $19.58


                                                                              At or for the Three Months Ended
                                                            -----------------------------------------------------------------------
                                                              June 30,    March 31,   December 31, September 30, June 30,  March 31,
                                                               2003         2003          2002         2002        2002      2002
                                                            -----------------------------------------------------------------------
Shares outstanding, beginning of period                       700.4        700.3        700.3       701.9         707.8     715.5
Treasury stock                                                 59.8          0.1          0.0        (1.6)         (5.9)     (7.7)
                                                            -----------------------------------------------------------------------
Shares outstanding, end of period                             760.2        700.4        700.3       700.3         701.9     707.8

Weighted average common shares outstanding - basic            731.3        700.3        700.3       701.5         704.7     712.1
Dilutive effect of convertible securities                       0.0         22.1         20.6        21.2          28.3      27.1
Dilutive effect of stock options                                0.0          0.0          0.0         0.0           0.9       0.3
                                                            -----------------------------------------------------------------------
Weighted average common shares outstanding - diluted          731.3        722.4        720.9       722.7         733.9     739.5
                                                            =======================================================================


Policyholder Trust Shares                                     382.4        386.4        390.0       400.6         403.2     409.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital excluding other
     accumulated comprehensive income (8)                       22.0%        23.7%        19.2%       15.4%         15.4%     15.5%


(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(3) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(4) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax ($0.23 per diluted share) charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax ($0.03 per diluted share) reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax ($0.02 per diluted share) reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(5) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax ($0.04 per diluted share) reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(6) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax ($0.07 per diluted share) charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(7) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust's mandatorily redeemable capital securities.

(8) Adjusted long-term debt at June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, consists of $4,917 million $4,919 million, $3,899 million, $2,911 million, $2,903 million and $2,898 million, of long-term debt, respectively, and $35 million, $49 million, $47 million, $52 million, $0 million and $0 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term debt and company obligated mandatorily redeemable capital securities.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                         As of
                                                        --------------------------------------------------------------------------
                                                         June 30,    March 31,   December 31,  September 30,  June 30,    March 31,
Unaudited (Dollars in millions)                            2003         2003         2002         2002         2002         2002
----------------------------------------------------------------------------------------------------------------------------------

ASSETS (1)

INVESTMENTS
-----------
   Fixed maturities available-for-sale, at fair value   $ 158,822    $ 144,341    $ 140,288    $ 132,906    $ 123,796    $ 118,236
   Equity securities, at fair value                         1,617        1,474        1,613        2,212        1,932        1,735
   Mortgage loans on real estate                           25,289       25,046       25,086       23,885       23,733       23,684
   Real estate and real estate joint ventures               4,585        4,569        4,725        5,663        5,963        5,862
   Policy loans                                             8,627        8,615        8,580        8,366        8,316        8,310
   Other limited partnership interests                      2,406        2,299        2,395        1,747        1,785        1,817
   Short-term investments                                   2,640        3,188        1,921        2,658        2,233        2,410
   Other invested assets                                    4,261        3,948        3,727        3,214        3,271        3,512
                                                        --------------------------------------------------------------------------
                                                          208,247      193,480      188,335      180,651      171,029      165,566

Cash and cash equivalents                                   5,714        4,938        2,323        3,647        3,563        4,024
Accrued investment income                                   2,241        2,179        2,088        2,224        2,215        2,186
Premiums and other receivables                              7,512        6,795        6,472        7,400        7,345        7,284
Deferred policy acquisition costs                          11,899       11,889       11,727       11,553       11,774       11,436
Goodwill and other intangible assets                          652          745          753          792          807          648
Other                                                       6,097        6,276        6,035        5,731        5,267        5,078
Separate account assets                                    67,460       60,620       59,693       56,049       59,283       62,538
                                                        --------------------------------------------------------------------------
                                                        $ 309,822    $ 286,922    $ 277,426    $ 268,047    $ 261,283    $ 258,760
                                                        ==========================================================================

LIABILITIES AND EQUITY (1)

LIABILITIES
-----------
Future policy benefits                                  $  95,360    $  92,744    $  91,697    $  89,734    $  88,200    $  86,020
Policyholder account balances                              72,207       69,060       66,830       65,011       63,005       60,236
Short-term debt                                             3,443        2,441        1,161          878           52          546
Long-term debt                                              5,562        5,481        4,425        3,428        3,436        3,434
Payables under securities loaned transactions              23,028       19,566       17,862       16,251       13,486       13,665
Other                                                      21,862       18,694       17,108       18,356       16,417       15,743
Separate account liabilities                               67,460       60,620       59,693       56,049       59,283       62,538
                                                        --------------------------------------------------------------------------
                                                          288,922      268,606      258,776      249,707      243,879      242,182
                                                        --------------------------------------------------------------------------

Company-obligated mandatorily redeemable
   capital securities                                         277          277        1,265        1,263        1,260        1,258
                                                        --------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                                      8            8            8            8            8            8
Capital in excess of par value                             14,956       14,952       14,968       14,967       14,967       14,966
Retained earnings                                           3,093        3,169        2,807        2,393        2,065        1,678
Treasury stock                                               (740)      (2,402)      (2,405)      (2,405)      (2,365)      (2,174)
Accumulated other comprehensive income                      3,306        2,312        2,007        2,114        1,469          842
                                                        --------------------------------------------------------------------------
                                                           20,623       18,039       17,385       17,077       16,144       15,320
                                                        --------------------------------------------------------------------------

                                                        $ 309,822    $ 286,922    $ 277,426    $ 268,047    $ 261,283    $ 258,760
                                                        ==========================================================================


(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AND TOTAL COMPANY HEADCOUNT


                                                                                   For the Three Months Ended
                                                          -------------------------------------------------------------------------

                                                           June 30,     March 31,  December 31, September 30,   June 30,   March 31,
Unaudited (Dollars in millions)                              2003          2003       2002          2002         2002       2002
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)

Premiums                                                   $ 5,092       $ 4,838    $ 5,228       $ 4,676      $ 4,701    $ 4,481
Universal life and investment-type product policy fees         594           566        581           587          514        457
Investment income, net                                       2,889         2,899      2,964         2,839        2,861      2,789
Other revenues                                                 355           298        301           320          343        367
                                                          -------------------------------------------------------------------------
                                                             8,930         8,601      9,074         8,422        8,419      8,094
                                                          -------------------------------------------------------------------------

EXPENSES (1)

Policyholder benefits and dividends                          5,472         5,456      5,737         5,243        5,370      5,115
Interest credited to policyholder account balances             761           747        773           736          727        714
Interest expense                                               112           116         98            95           93         94
Other expenses                                               1,732         1,637      1,987         1,611        1,483      1,560
                                                          -------------------------------------------------------------------------
                                                             8,077         7,956      8,595         7,685        7,673      7,483
                                                          -------------------------------------------------------------------------

Operating earnings before provision for income taxes           853           645        479           737          746        611
Provision for income taxes                                     233           199        141           235          242        211
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                         $   620(2)    $   446    $   338(3)    $   502      $   504(4) $   400(5)
                                                          -------------------------------------------------------------------------


NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                         $   620       $   446    $   338       $   502      $   504    $   400
   Net investment gains (losses)                               (54)         (170)       310          (286)        (266)      (105)
   Minority interest - net investment gains (losses)            (2)            4          2            (1)           4          1
   Adjustments to net investment gains (losses) (6)              0            38         43            16           73         13
   Net investment gains (losses) tax benefit (provision)        16            44       (132)          102           72         15
                                                          -------------------------------------------------------------------------
After-tax net investment gains (losses)                        (40)          (84)       223          (169)        (117)       (76)
Cumulative effect of accounting change for SFAS 142              0             0          0            (5)           0          5
                                                          -------------------------------------------------------------------------
Net income                                                 $   580       $   362    $   561       $   328      $   387    $   329
                                                          =========================================================================


                                                                                   For the Three Months Ended
                                                              --------------------------------------------------------------------
                                                             June 30,    March 31, December 31, September 30, June 30,  March 31,
                                                               2003        2003        2002        2002         2002      2002
                                                              --------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT

DOMESTIC
   Sales
     Individual (7)                                           10,380      10,409      10,909      10,968      11,015      10,785
     Institutional                                               809         735         720         731         687         672
     Auto & Home                                                 487         479         467         435         443         443
     Asset Management                                             69          72          68          72          95          99
                                                              --------------------------------------------------------------------
     Total domestic sales                                     11,745      11,695      12,164      12,206      12,240      11,999

   Other Than Sales
     Individual                                                2,873       2,920       2,960       2,999       3,038       3,012
     Institutional                                             5,626       5,631       5,488       5,502       5,519       5,569
     Auto & Home                                               3,497       3,526       3,536       3,491       3,510       3,570
     Reinsurance                                                 637         630         622         621         606         599
     Asset Management                                            503         516         521         570         630         648
     Operations                                                3,903       3,945       3,886       3,891       3,995       4,107
     Technology                                                3,440       3,488       3,659       3,701       3,685       3,708
     Corporate                                                 3,220       3,255       3,289       3,362       3,391       3,400
                                                              --------------------------------------------------------------------
     Total domestic other than sales                          23,699      23,911      23,961      24,137      24,374      24,613
                                                              --------------------------------------------------------------------
   Total Domestic Headcount                                   35,444      35,606      36,125      36,343      36,614      36,612
                                                              --------------------------------------------------------------------

International
   Sales
     Professional sales                                        1,240       1,146       1,146         732         732         732
     Other                                                     7,932       7,894       8,337       8,153       8,289       5,628
   Other than sales                                            2,789       2,761       2,904       2,903       3,069       2,250
                                                              --------------------------------------------------------------------
   Total International Headcount                              11,961      11,801      12,387      11,788      12,090       8,610

                                                              --------------------------------------------------------------------
Total Company Headcount                                       47,405      47,407      48,512      48,131      48,704      45,222
                                                              ====================================================================


(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

(2) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(3) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(4) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(5) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(6) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(7) Individual sales headcount has been restated for all prior periods based on the December 2002 increase in minimum annual production requirements for General American agents.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT JUNE 30, 2003

                                                                     Insurance      Reinsurance         Asset       Corporate, Other
Unaudited (Dollars in millions)                  Consolidated        Operations      Operations       Management      & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                  $ 208,247          $189,176         $ 7,863         $   163           $ 11,045
Deferred policy acquisition costs                     11,899            10,231           1,668               0                  0
Goodwill and other intangible assets                     652               531              99              18                  4
Other                                                 21,564            13,765           1,558             104              6,137
Separate account assets                               67,460            67,466              12               0                (18)
                                                 ----------------------------------------------------------------------------------
                                                   $ 309,822          $281,169         $11,200         $   285           $ 17,168
                                                 ==================================================================================

LIABILITIES AND EQUITY

LIABILITIES
-----------
Future policy benefits                             $  95,360          $ 93,600         $ 3,179         $     0           $ (1,419)
Policyholder account balances                         72,207            68,741           3,984               0               (518)
Debt                                                   9,005             2,800             376               0              5,829
Payables under securities loaned transactions         23,028            18,914               0               0              4,114
Other                                                 21,862            12,896           2,703              56              6,207
Separate account liabilities                          67,460            67,466              12               0                (18)
                                                 ----------------------------------------------------------------------------------
                                                     288,922           264,417          10,254              56             14,195

Company-obligated mandatorily redeemable
   capital securities                                    277                 0             158               0                119
                                                 ----------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                                 8                 0               0               0                  8
Allocated equity (1)                                  18,049            14,017             615             226              3,191
Treasury stock                                          (740)                0               0               0               (740)
Accumulated other comprehensive income                 3,306             2,735             173               3                395
                                                 ----------------------------------------------------------------------------------
                                                      20,623            16,752             788             229              2,854
                                                 ----------------------------------------------------------------------------------

                                                   $ 309,822          $281,169         $11,200         $   285           $ 17,168
                                                 ==================================================================================


(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                                                                                        Corporate,
                                                                               Insurance     Reinsurance     Asset        Other &
Unaudited (Dollars in millions)                             Consolidated      Operations      Operations   Management   Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $ 5,092          $ 4,509          $ 588         $ 0           $ (5)
Universal life and investment-type product policy fees             594              594              0           0              0
Investment income, net                                           2,889            2,710            121          16             42
Other revenues                                                     355              291             12          37             15
                                                            -----------------------------------------------------------------------
                                                                 8,930            8,104            721          53             52
                                                            -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              5,472            5,006            466           0              0
Interest credited to policyholder account balances                 761              716             45           0              0
Other expenses                                                   1,844            1,597            180          44             23
                                                            ----------------------------------------------------------------------
                                                                 8,077            7,319            691          44             23
                                                            -----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
   taxes                                                           853              785             30           9             29
Provision (benefit) for income taxes                               233              230             11           4            (12)
                                                            -----------------------------------------------------------------------
OPERATING EARNINGS                                             $   620(1)       $   555(2)       $  19         $ 5           $ 41(3)
                                                            -----------------------------------------------------------------------



NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                             $   620          $   555          $  19         $ 5           $ 41
   Net investment gains (losses)                                   (54)             (23)             5           0            (36)
   Minority interest - net investment gains (losses)                (2)               0             (2)          0              0
   Adjustments to net investment gains (losses) (4)                  0                0              0           0              0
   Net investment gains (losses) tax benefit (provision)            16                5              0           0             11
                                                            -----------------------------------------------------------------------
After-tax net investment gains (losses)                            (40)             (18)             3           0            (25)
                                                            -----------------------------------------------------------------------
Net income                                                     $   580          $   537          $  22         $ 5           $ 16
                                                            =======================================================================

(1) Consolidated operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Insurance Operations operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in the terms of a significant contract, and a $31 million after-tax charge related to previously deferred expenses.

(3) Corporate, Other & Eliminations operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2002

                                                                                                                        Corporate,
                                                                               Insurance     Reinsurance     Asset        Other &
Unaudited (Dollars in millions)                             Consolidated      Operations      Operations   Management   Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $ 4,701          $ 4,233       $ 472         $ 0        $ (4)
Universal life and investment-type product policy fees                 514              513           0           0           1
Investment income, net                                               2,861            2,724         102          15          20
Other revenues                                                         343              270          11          50          12
                                                            -----------------------------------------------------------------------
                                                                     8,419            7,740         585          65          29
                                                            -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                  5,370            4,983         385           0           2
Interest credited to policyholder account balances                     727              696          32           0          (1)
Other expenses                                                       1,576            1,316         139          57          64
                                                            -----------------------------------------------------------------------
                                                                     7,673            6,995         556          57          65
                                                            -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit) for
   income taxes                                                        746              745          29           8         (36)
Provision (benefit) for income taxes                                   242              261          10           3         (32)
                                                            -----------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                          $   504(1)       $   484       $  19         $ 5        $ (4)(1)
                                                            -----------------------------------------------------------------------



NET INCOME RECONCILIATION
----------------------------------------
Operating earnings (loss)                                          $   504          $   484       $  19         $ 5        $ (4)
   Net investment gains (losses)                                      (266)            (281)          0           0          15
   Minority interest - net investment gains (losses)                     4                0           4           0           0
   Adjustments to net investment gains (losses) (2)                     73               73           0           0           0
   Net investment gains (losses) tax benefit (provision)                72               85          (2)          0         (11)
                                                            -----------------------------------------------------------------------
After-tax net investment gains (losses)                               (117)            (123)          2           0           4
                                                            -----------------------------------------------------------------------
Net income (loss)                                                  $   387          $   361       $  21         $ 5        $  0
                                                            =======================================================================


(1) Consolidated operating earnings and Corporate, Other & Eliminations operating loss for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                                                                        Corporate,
                                                                               Insurance     Reinsurance     Asset        Other &
Unaudited (Dollars in millions)                             Consolidated      Operations      Operations   Management   Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                       $  9,930        $  8,799        $1,140       $   0        $  (9)
Universal life and investment-type product policy fees            1,160           1,160             0           0            0
Investment income, net                                            5,788           5,414           231          32          111
Other revenues                                                      653             536            24          66           27
                                                            -----------------------------------------------------------------------
                                                                 17,531          15,909         1,395          98          129
                                                            -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              10,928          10,027           899           0            2
Interest credited to policyholder account balances                1,508           1,420            88           0            0
Other expenses                                                    3,597           3,021           348          87          141
                                                            -----------------------------------------------------------------------
                                                                 16,033          14,468         1,335          87          143
                                                            -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit) for
   income taxes                                                   1,498           1,441            60          11          (14)
Provision (benefit) for income taxes                                432             449            21           5          (43)
                                                            -----------------------------------------------------------------------
OPERATING EARNINGS                                             $  1,066(1)     $    992(2)     $   39       $   6        $  29(3)
                                                            -----------------------------------------------------------------------

NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                             $  1,066        $    992        $   39       $   6        $  29
   Net investment gains (losses)                                   (224)           (164)            1           8          (69)
   Minority interest - net investment gains (losses)                  2               0             2           0            0
   Adjustments to net investment gains (losses) (4)                  38              38             0           0            0
   Net investment gains (losses) tax benefit (provision)             60              42             0          (3)          21
                                                            -----------------------------------------------------------------------
After-tax net investment gains (losses)                            (124)            (84)            3           5          (48)
                                                            -----------------------------------------------------------------------
Net income                                                     $    942        $    908        $   42       $  11        $ (19)
                                                            =======================================================================


(1) Consolidated operating earnings for the six months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Insurance Operations operating earnings for the six months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in the terms of a significant contract, and a $31 million after-tax charge related to previously deferred expenses.

(3) Corporate, Other & Eliminations operating earnings for the six months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
===============================================================================

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2002


                                                                                                                        Corporate,
                                                                               Insurance     Reinsurance     Asset        Other &
Unaudited (Dollars in millions)                             Consolidated      Operations      Operations   Management   Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $  9,182        $  8,243        $   947        $   0        $  (8)
Universal life and investment-type product policy fees             971             971              0            0            0
Investment income, net                                           5,650           5,360            201           29           60
Other revenues                                                     710             580             19           90           21
                                                            -----------------------------------------------------------------------
                                                                16,513          15,154          1,167          119           73
                                                            -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             10,485           9,699            785            0            1
Interest credited to policyholder account balances               1,441           1,375             66            0            0
Other expenses                                                   3,230           2,636            253          109          232
                                                            -----------------------------------------------------------------------
                                                                15,156          13,710          1,104          109          233
                                                            -----------------------------------------------------------------------

Operating earnings (loss) before provision (benefit) for
   income taxes                                                  1,357           1,444             63           10         (160)
Provision (benefit) for income taxes                               453             507             22            4          (80)
                                                            -----------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                     $    904 (1)    $    937        $    41        $   6        $ (80)(1)
                                                            -----------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
----------------------------------------
Operating earnings (loss)                                     $    904        $    937        $    41        $   6        $ (80)
    Net investment gains (losses)                                 (371)           (409)             2           (4)          40
    Minority interest - net investment gains (losses)                5               0              5            0            0
    Adjustments to net investment gains (losses) (2)                86              86              0            0            0
    Net investment gains (losses) tax benefit (provision)           87             112             (3)           2          (24)
                                                            -----------------------------------------------------------------------
After-tax net investment gains (losses)                           (193)           (211)             4           (2)          16
Cumulative effect of accounting change for SFAS 142                  5               5              0            0            0
                                                            -----------------------------------------------------------------------
Net income (loss)                                             $    716        $    731        $    45        $   4        $ (64)
                                                            =======================================================================


(1) Consolidated operating earnings and Corporate, Other & Eliminations operating loss for the six months ended June 30, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business, as well as a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
===============================================================================

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                For the Three Months Ended
                                                          -----------------------------------------------------------------------

                                                           June 30,     March 31,  December 31, September 30, June 30,   March 31,
Unaudited (Dollars in millions)                              2003          2003        2002         2002        2002       2002
---------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                   $ 4,509       $ 4,290    $ 4,635       $ 4,222    $ 4,233    $ 4,010
Universal life and investment-type product policy fees         594           566        581           587        513        458
Investment income, net                                       2,710         2,704      2,802         2,752      2,724      2,636
Other revenues                                                 291           245        225           262        270        310
                                                          -----------------------------------------------------------------------
                                                             8,104         7,805      8,243         7,823      7,740      7,414
                                                          -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          5,006         5,021      5,287         4,900      4,983      4,716
Interest credited to policyholder account balances             716           704        724           705        696        679
Capitalization of deferred policy acquisition costs           (502)         (476)      (480)         (473)      (434)      (417)
Amortization of deferred policy acquisition costs              415           344        379           393        308        284
Other expenses                                               1,684         1,556      1,543         1,462      1,442      1,453
                                                          -----------------------------------------------------------------------
                                                             7,319         7,149      7,453         6,987      6,995      6,715
                                                          -----------------------------------------------------------------------

Operating earnings before provision for income taxes           785           656        790           836        745        699
Provision for income taxes                                     230           219        268           288        261        246
                                                          -----------------------------------------------------------------------

OPERATING EARNINGS                                         $   555(1)    $   437    $   522(2)    $   548    $   484    $   453
                                                          -----------------------------------------------------------------------

NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                         $   555       $   437    $   522       $   548    $   484    $   453
   Net investment gains (losses)                               (23)         (141)       209          (246)      (281)      (128)
   Adjustments to net investment gains (losses) (3)              0            38         39            16         73         13
   Net investment gains (losses) tax benefit (provision)         5            37        (98)           85         85         27
                                                          -----------------------------------------------------------------------
After-tax net investment gains (losses)                        (18)          (66)       150          (145)      (123)       (88)
Cumulative effect of accounting change for SFAS 142              0             0          0            (5)         0          5
                                                          -----------------------------------------------------------------------
Net income                                                 $   537       $   371    $   672       $   398    $   361    $   370
                                                          =======================================================================


(1) Operating earnings for the six months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                           Insurance    Institutional   Individual       Auto &       International
Unaudited (Dollars in millions)                            Operations    Operations     Operations        Home         Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $   4,509      $   2,343      $   1,055      $     721      $     390
Universal life and investment-type product policy fees           594            145            378              0             71
Investment income, net                                         2,710          1,009          1,529             41            131
Other revenues                                                   291            152            109              4             26
                                                           ------------------------------------------------------------------------
                                                               8,104          3,649          3,071            766            618
                                                           ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            5,006          2,560          1,625            527            294
Interest credited to policyholder account balances               716            228            452              0             36
Capitalization of deferred policy acquisition costs             (502)           (53)          (280)          (110)           (59)
Amortization of deferred policy acquisition costs                415             24            207            107             77
Other expenses                                                 1,684            485            833            189            177
                                                           ------------------------------------------------------------------------
                                                               7,319          3,244          2,837            713            525
                                                           ------------------------------------------------------------------------

Operating earnings before provision for income taxes             785            405            234             53             93
Provision for income taxes                                       230            145             83             11             (9)
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                          $    555(1)   $     260      $     151(2)   $      42      $     102(3)
                                                           ------------------------------------------------------------------------

NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                         $     555      $     260      $     151      $      42      $     102
    Net investment losses                                        (23)            (9)           (11)            (2)            (1)
    Adjustments to net investment gains (losses) (4)               0              0              0              0              0
    Net investment losses tax benefit (provision)                  5              3              4              1             (3)
                                                           ------------------------------------------------------------------------
After-tax net investment losses                                  (18)            (6)            (7)            (1)            (4)
                                                           ------------------------------------------------------------------------
Net income                                                 $     537      $     254      $     144      $      41      $      98
                                                           ========================================================================

(1) Insurance Operations operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Individual Operations operating earnings for the three months ended June 30, 2003 includes a $31 million after-tax charge related to previously deferred expenses.

(3) International Operations operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2002

                                                            Insurance     Institutional   Individual       Auto &      International
Unaudited (Dollars in millions)                             Operations     Operations     Operations        Home        Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $   4,233      $   2,162      $   1,095      $     702      $     274
Universal life and investment-type product policy fees             513            168            338              0              7
Investment income, net                                           2,724          1,003          1,580             46             95
Other revenues                                                     270            156            102              9              3
                                                             ----------------------------------------------------------------------
                                                                 7,740          3,489          3,115            757            379
                                                             ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              4,983          2,475          1,723            517            268
Interest credited to policyholder account balances                 696            232            453              0             11
Capitalization of deferred policy acquisition costs               (434)           (38)          (258)           (98)           (40)
Amortization of deferred policy acquisition costs                  308             12            177             97             22
Other expenses                                                   1,442            420            714            194            114
                                                             ----------------------------------------------------------------------
                                                                 6,995          3,101          2,809            710            375
                                                             ----------------------------------------------------------------------

Operating earnings before provision for income taxes               745            388            306             47              4
Provision for income taxes                                         261            138            110             11              2
                                                             ----------------------------------------------------------------------
OPERATING EARNINGS                                           $     484      $     250      $     196      $      36      $       2
                                                             ----------------------------------------------------------------------


NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                           $     484      $     250      $     196      $      36      $       2
     Net investment gains (losses)                                (281)          (109)          (162)           (18)             8
     Adjustments to net investment gains (losses) (1)               73              0             73              0              0
     Net investment gains (losses) tax benefit (provision)          85             49             33              6             (3)
                                                             ----------------------------------------------------------------------
After-tax net investment gains (losses)                           (123)           (60)           (56)           (12)             5
                                                             ----------------------------------------------------------------------
Net income                                                   $     361      $     190      $     140      $      24      $       7
                                                             ======================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                           Insurance    Institutional   Individual       Auto &       International
Unaudited (Dollars in millions)                            Operations    Operations     Operations        Home         Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $   8,799      $   4,485      $   2,096      $   1,433      $     785
Universal life and investment-type product policy fees         1,160            300            738              0            122
Investment income, net                                         5,414          1,988          3,092             80            254
Other revenues                                                   536            294            195             13             34
                                                           ------------------------------------------------------------------------
                                                              15,909          7,067          6,121          1,526          1,195
                                                           ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                           10,027          4,978          3,317          1,061            671
Interest credited to policyholder account balances             1,420            452            895              0             73
Capitalization of deferred policy acquisition costs             (978)           (91)          (540)          (222)          (125)
Amortization of deferred policy acquisition costs                759             44            382            222            111
Other expenses                                                 3,240            939          1,586            385            330
                                                           ------------------------------------------------------------------------
                                                              14,468          6,322          5,540          1,446          1,060
                                                           ------------------------------------------------------------------------

Operating earnings before provision for income taxes           1,441            745            481             80            135
Provision for income taxes                                       449            266            170              8              5
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                         $     992(1)   $     479      $     311(2)   $      72       $    130(3)
                                                           ------------------------------------------------------------------------

NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                         $     992      $     479      $     311      $      72      $     130
     Net investment losses                                      (164)           (79)           (78)            (6)            (1)
     Adjustments to net investment gains (losses) (4)             38              0             38              0              0
     Net investment losses tax benefit (provision)                42             29             14              2             (3)
                                                           ------------------------------------------------------------------------
After-tax net investment losses                                  (84)           (50)           (26)            (4)            (4)
                                                           ------------------------------------------------------------------------
Net income                                                 $     908      $     429      $     285      $      68      $     126
                                                           ========================================================================

(1)   Insurance Operations operating earnings for the six months ended
      June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Individual Operations operating earnings for the six months ended June 30, 2003 includes a $31 million after-tax charge related to previously deferred expenses.

(3) International Operations operating earnings for the six months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                           Insurance    Institutional   Individual       Auto &      International
Unaudited (Dollars in millions)                           Operations     Operations     Operations        Home        Operations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $   8,243      $   4,022      $   2,178      $   1,394      $     649
Universal life and investment-type product policy fees           971            320            637              0             14
Investment income, net                                         5,360          1,988          3,111             91            170
Other revenues                                                   580            328            230             16              6
                                                           ------------------------------------------------------------------------
                                                              15,154          6,658          6,156          1,501            839
                                                           ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                            9,699          4,666          3,415          1,012            606
Interest credited to policyholder account balances             1,375            460            895              0             20
Capitalization of deferred policy acquisition costs             (851)           (73)          (502)          (196)           (80)
Amortization of deferred policy acquisition costs                592             28            314            201             49
Other expenses                                                 2,895            824          1,455            396            220
                                                           ------------------------------------------------------------------------
                                                              13,710          5,905          5,577          1,413            815
                                                           ------------------------------------------------------------------------

Operating earnings before provision for income taxes           1,444            753            579             88             24
Provision for income taxes                                       507            268            209             22              8
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                         $     937      $     485      $     370      $      66      $      16
                                                           ------------------------------------------------------------------------




NET INCOME RECONCILIATION
----------------------------------------
Operating earnings                                         $     937      $     485      $     370      $      66      $      16
     Net investment losses                                      (409)          (191)          (172)           (32)           (14)
     Adjustments to net investment gains (losses) (1)             86              0             86              0              0
     Net investment losses tax benefit (provision)               112             73             32             11             (4)
                                                           ------------------------------------------------------------------------
After-tax net investment losses                                 (211)          (118)           (54)           (21)           (18)
Cumulative effect of accounting change for SFAS 142                5              0              0              0              5
                                                           ------------------------------------------------------------------------
Net income                                                 $     731      $     367      $     316      $      45      $       3
                                                           ========================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                            For the Three Months Ended
                                            ----------------------------------------------------------------------------------------
                                             June 30,       March 31,    December 31,     September 30,     June 30,       March 31,
Group Life                                     2003           2003           2002              2002           2002           2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $   1,184      $   1,169      $   1,175         $   1,145      $   1,095      $   1,084
Universal life and investment-type
  product policy fees                             145            155            147               148            168            152
Investment income, net                            248            242            246               245            241            242
Other revenues                                     13             16              7                13             10             14
                                            ----------------------------------------------------------------------------------------
                                                1,590          1,582          1,575             1,551          1,514          1,492
                                            ----------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends             1,229          1,234          1,208             1,201          1,171          1,178
Interest credited to policyholder
  account balances                                104            106            110               107            106            102
Other expenses                                    133            121            128               111            121            105
                                            ----------------------------------------------------------------------------------------
                                                1,466          1,461          1,446             1,419          1,398          1,385
                                            ----------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                                124            121            129               132            116            107
Provision for income taxes                         45             43             47                48             42             39
                                            ----------------------------------------------------------------------------------------
OPERATING EARNINGS                          $      79      $      78      $      82         $      84      $      74      $      68
                                            ========================================================================================

After-tax net investment losses             $      (8)     $     (13)     $     (15)        $     (52)     $     (50)     $     (22)

                                                                            For the Three Months Ended
                                            ----------------------------------------------------------------------------------------
                                             June 30,       March 31,    December 31,     September 30,     June 30,       March 31,
Retirement & Savings                           2003           2003           2002              2002           2002           2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $     351      $     174      $     257         $     200      $     388      $      98
Universal life and investment-type
  product policy fees                               0              0              0                 0              0              0
Investment income, net                            674            642            674               641            673            655
Other revenues                                     52             45             46                55             62             70
                                            ----------------------------------------------------------------------------------------
                                                1,077            861            977               896          1,123            823
                                            ----------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends               681            531            627               547            723            443
Interest credited to policyholder
  account balances                                124            118            126               129            126            126
Other expenses                                     87             86             41                63             68             81
                                            ----------------------------------------------------------------------------------------
                                                  892            735            794               739            917            650
                                            ----------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                                185            126            183               157            206            173
Provision for income taxes                         65             44             63                54             71             59
                                            ----------------------------------------------------------------------------------------
OPERATING EARNINGS                          $     120      $      82      $     120(1)      $     103      $     135      $     114
                                            ========================================================================================

After-tax net investment gains (losses)     $       2      $     (25)     $      52         $     (69)     $      10      $     (44)

                                                                            For the Three Months Ended
                                            ----------------------------------------------------------------------------------------
                                             June 30,       March 31,    December 31,     September 30,     June 30,       March 31,
Non-Medical Health & Other                     2003           2003           2002              2002           2002           2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $     808      $     799      $     750         $     705      $     679      $     678
Universal life and investment-type
  product policy fees                               0              0              0                 0              0              0
Investment income, net                             87             95             85                84             89             88
Other revenues                                     87             81             74                86             84             88
                                            ----------------------------------------------------------------------------------------
                                                  982            975            909               875            852            854
                                            ----------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends               650            653            593               612            581            570
Interest credited to policyholder
  account balances                                  0              0              0                 0              0              0
Other expenses                                    236            229            220               189            205            199
                                            ----------------------------------------------------------------------------------------
                                                  886            882            813               801            786            769
                                            ----------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                                 96             93             96                74             66             85
Provision for income taxes                         35             34             36                27             25             32
                                            ----------------------------------------------------------------------------------------
OPERATING EARNINGS                          $      61      $      59      $      60(1)      $      47      $      41      $      53
                                            ========================================================================================

After-tax net investment gains (losses)     $       0      $      (6)     $     (12)        $      (8)     $     (20)     $       8

(1) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax benefit in Retirement & Savings for the reduction of a previously established liability associated with the 2001 business realignment initiatives, as well as a $17 million after-tax benefit in Non-Medical Health & Other for the reduction of a previously established disability insurance liability associated with the September 11, 2001 tragedies.

                                                                  (METLIFE LOGO)
================================================================================
INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                     For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             June 30,    March 31, December 31,   September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                                2003        2003        2002           2002         2002      2002
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT

Group Life                                                    $1,342      $1,340      $1,329         $1,306       $1,273    $1,250
Retirement & Savings                                             403         219         303            255          450       168
Non-Medical Health & Other                                       895         880         824            791          763       766
                                                             -----------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                       $2,640      $2,439      $2,456         $2,352       $2,486    $2,184
                                                             =======================================================================

Group Disability (Included in Non-Medical Health & Other)     $  238      $  241      $  236         $  210       $  212    $  198




ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
    Term Life                                                   92.0%       93.2%       92.4%          93.3%        94.4%     94.5%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
    Group Disability (1)                                        95.1%       96.5%       97.7%          97.5%        99.5%     97.2%

(1) In the third quarter of 2001, the Company established a group disability insurance liability as a result of the September 11th tragedies. The group disability incurred loss ratio for all periods reflects the release of such liabilities against incurred claims stemming from the events of September 11th. The fourth quarter 2002 incurred loss ratio excludes the impact of a $17 million after-tax reduction of such liability not stemming from claims activity. Including the impact of this reduction in the liability, the fourth quarter 2002 incurred loss ratio was 88.7%.

                                                                  (METLIFE LOGO)
================================================================================
INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Group Life                         2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $  13,993      $  13,756      $  13,269      $  13,004      $  12,800      $  12,475
Premiums and deposits                2,676          2,877          2,673          2,251          2,536          2,018
Interest on reserves                   134            136            139            137            135            134
Surrenders and withdrawals          (1,103)        (1,426)          (909)          (760)          (978)          (456)
Benefit payments                    (1,197)        (1,223)          (950)        (1,198)        (1,165)        (1,175)
Other                                 (314)          (127)          (466)          (165)          (324)          (196)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $  14,189      $  13,993      $  13,756      $  13,269      $  13,004      $  12,800
                                 ====================================================================================

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Retirement & Savings               2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $  36,206      $  35,548      $  35,553      $  34,618      $  33,313      $  33,502
Premiums and deposits                3,040          1,060          1,387          1,907          2,281          1,465
Interest on reserves                   526            518            525            526            522            523
Surrenders and withdrawals          (1,113)          (602)        (1,943)        (1,598)          (996)        (1,331)
Benefit payments                      (521)          (465)          (540)          (486)          (439)          (422)
Other                                  973            147            566            586            (63)          (424)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $  39,111      $  36,206      $  35,548      $  35,553      $  34,618      $  33,313
                                 ====================================================================================

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Non-Medical Health & Other         2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $   4,483      $   4,396      $   4,349      $   4,286      $   4,227      $   4,169
Premiums and deposits                  728            736            699            662            645            638
Interest on reserves                    55             55             58             57             56             56
Surrenders and withdrawals              24             12             18             22              9             18
Benefit payments                      (591)          (609)          (558)          (589)          (562)          (553)
Other                                 (147)          (107)          (170)           (89)           (89)          (101)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $   4,552      $   4,483      $   4,396      $   4,349      $   4,286      $   4,227
                                 ====================================================================================


SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Group Life                         2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $   6,376      $   6,011      $   5,529      $   5,770      $   5,860      $   5,551
Premiums and deposits                  169            299          1,033            248            363            785
Investment performance                 582            175            270           (291)          (278)           105
Surrenders and withdrawals            (174)          (109)          (821)          (198)          (175)          (581)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $   6,953      $   6,376      $   6,011      $   5,529      $   5,770      $   5,860
                                 ====================================================================================

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Retirement & Savings               2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $  25,105      $  24,775      $  23,593      $  23,050      $  23,804      $  24,667
Premiums and deposits                1,008            752          1,087            996            547            760
Investment performance               1,481            393            884            316           (232)            38
Surrenders and withdrawals          (1,050)          (793)          (772)          (753)        (1,047)        (1,639)
Policy charges                         (18)           (22)           (17)           (16)           (22)           (22)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $  26,526      $  25,105      $  24,775      $  23,593      $  23,050      $  23,804
                                 ====================================================================================

                                                              For the Three Months Ended
                                 ------------------------------------------------------------------------------------
                                  June 30,       March 31,    December 31,  September 30,     June 30,      March 31,
Non-Medical Health & Other         2003            2003           2002           2002           2002          2002
---------------------------------------------------------------------------------------------------------------------
Balance, beginning of period     $   1,241      $   1,150      $   1,086      $   1,042      $   1,015      $     962
Premiums and deposits                   80             63             51             43             35             39
Investment performance                  58             47             38             26             11             39
Surrenders and withdrawals             (23)           (12)           (18)           (22)            (9)           (18)
Policy charges                          (8)            (7)            (7)            (3)           (10)            (7)
                                 ------------------------------------------------------------------------------------
Balance, end of period           $   1,348      $   1,241      $   1,150      $   1,086      $   1,042      $   1,015
                                 ====================================================================================

                                                                  (METLIFE LOGO)
================================================================================
INSTITUTIONAL OPERATIONS
INSURANCE EXPENSES RATIO
AND OTHER EXPENSES BY MAJOR CATEGORY

                                                                              For the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                    June 30,     March 31,   December 31,   September 30,   June 30,      March 31,
Unaudited (Dollars in millions)                       2003          2003          2002           2002          2002          2002
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES TO PREMIUMS, FEES
    AND OTHER REVENUES RATIO

Insurance Expenses                                  $    401      $    382      $    371       $    322      $    355      $    347
                                                    ================================================================================
Premiums, Fees and Other Revenues                   $  2,640      $  2,439      $  2,456       $  2,352      $  2,486      $  2,184
                                                    ================================================================================
RATIO                                                   15.2%         15.7%         15.1%          13.7%         14.3%         15.9%




OTHER EXPENSES BY MAJOR CATEGORY

Direct and allocated expenses                       $    327      $    320      $    333       $    275      $    296      $    300
Pension and other post-retirement benefit costs           35            26             3             12            12            12
Premium taxes and other taxes, licenses and fees          39            36            35             35            47            35
                                                    --------------------------------------------------------------------------------
Subtotal Insurance Expenses                         $    401      $    382      $    371       $    322      $    355      $    347

Commissions and other expenses                            55            54            48             41            39            38
4th quarter 2001 charges                                   0             0           (30)             0             0             0
                                                    --------------------------------------------------------------------------------
Total Other Expenses                                $    456      $    436      $    389       $    363      $    394      $    385
                                                    ================================================================================

                                                                  (METLIFE LOGO)
================================================================================
INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                      For the Three Months Ended
                                   ----------------------------------------------------------------------------------------
                                   June 30,        March 31,     December 31,    September 30,     June 30,       March 31,
Group Life                           2003            2003            2002            2002            2002            2002
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield              5.57%           5.62%           5.98%           6.07%           6.05%           6.21%
Average crediting rate               3.72%           3.87%           4.08%           4.16%           4.16%           4.33%
                                   ----------------------------------------------------------------------------------------
    Spread                           1.85%           1.75%           1.90%           1.91%           1.89%           1.88%
                                   ========================================================================================

                                                                      For the Three Months Ended
                                   ----------------------------------------------------------------------------------------
                                   June 30,        March 31,     December 31,    September 30,     June 30,       March 31,
Retirement & Savings                 2003            2003            2002            2002            2002           2002
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield              7.37%           7.22%           7.63%           7.33%           7.79%           7.80%
Average crediting rate               5.92%           6.05%           6.12%           6.11%           6.21%           6.36%
                                   ----------------------------------------------------------------------------------------
    Spread                           1.45%           1.17%           1.51%           1.22%           1.58%           1.44%
                                   ========================================================================================

                                                                      For the Three Months Ended
                                   ----------------------------------------------------------------------------------------
                                   June 30,        March 31,     December 31,    September 30,     June 30,       March 31,
Non-Medical Health & Other           2003            2003            2002            2002            2002           2002
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield              6.60%           7.27%           7.41%           7.54%           7.81%           8.00%
Average crediting rate               5.49%           5.52%           5.86%           5.89%           5.87%           6.05%
                                   ----------------------------------------------------------------------------------------
    Spread                           1.11%           1.75%           1.55%           1.65%           1.94%           1.95%
                                   ========================================================================================

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          June 30,     March 31,  December 31,  September 30,    June 30,  March 31,
Traditional Life                                            2003          2003       2002           2002          2002        2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $ 1,025      $ 1,010      $ 1,197      $ 1,064        $ 1,049    $ 1,040
Universal life and investment-type product policy fees           0            0            0            0              0          0
Investment income, net                                         846          869          877          900            891        873
Other revenues                                                  10            0           (3)           4              4          6
                                                          --------------------------------------------------------------------------
                                                             1,881        1,879        2,071        1,968          1,944      1,919
                                                          --------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                          1,512        1,529        1,710        1,569          1,576      1,539
Interest credited to policyholder account balances               0            0            0            0              0          0
Capitalization of deferred policy acquisition costs            (43)         (47)         (52)         (42)           (51)       (49)
Amortization of deferred policy acquisition costs               62           58           47           66             62         65
Other expenses                                                 233          221          223          175            205        210
                                                          --------------------------------------------------------------------------
                                                             1,764        1,761        1,928        1,768          1,792      1,765
                                                          --------------------------------------------------------------------------
Operating earnings before provision for income taxes           117          118          143          200            152        154
Provision for income taxes                                      42           42           51           73             55         56
                                                          --------------------------------------------------------------------------
OPERATING EARNINGS                                         $    75(1)   $    76      $    92      $   127        $    97    $    98
                                                          ==========================================================================
After-tax net investment gains (losses)                    $   (13)     $     6      $   178      $    39        $    27    $    27


                                                                                       For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                               June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Variable & Universal Life                                        2003      2003         2002           2002        2002       2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $   0    $   0        $   0          $   0      $   0       $   0
Universal life and investment-type product policy fees              262      255          265            267        230         196
Investment income, net                                              144      142          149            149        148         139
Other revenues                                                       (1)      (2)           0              1          0           4
                                                               ---------------------------------------------------------------------
                                                                    405      395          414            417        378         339
                                                               ---------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                  57       87           66             51         60          71
Interest credited to policyholder account balances                  117      117          119            120        115         115
Capitalization of deferred policy acquisition costs                 (86)     (81)         (95)          (106)      (102)       (100)
Amortization of deferred policy acquisition costs                   102       59           85             95         54          22
Other expenses                                                      205      177          202            197        195         192
                                                               ---------------------------------------------------------------------
                                                                    395      359          377            357        322         300
                                                               ---------------------------------------------------------------------
Operating earnings before provision for income taxes                 10       36           37             60         56          39
Provision for income taxes                                            4       13           14             20         20          14
                                                               ---------------------------------------------------------------------
OPERATING EARNINGS                                                $   6(1) $  23        $  23          $  40      $  36       $  25
                                                               =====================================================================
After-tax net investment gains (losses)                           $   7    $  (5)       $ (22)         $  (1)     $  (3)      $   2


(1) Traditional Life and Variable & Universal Life operating earnings for the three months ended June 30, 2003 includes a $2 million and $29 million after-tax charge related to previously deferred expenses, respectively.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                           June 30,   March 31,  December 31,  September 30,  June 30,   March 31,
Annuities                                                    2003       2003         2002         2002          2002        2002
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $  23     $  24       $  44        $  37          $  28      $  20
Universal life and investment-type product policy fees           95        82          78           82             79         81
Investment income, net                                          479       487         510          496            478        457
Other revenues                                                    7         1           7            2              5          7
                                                           -----------------------------------------------------------------------
                                                                604       594         639          617            590        565
                                                           -----------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                              46        64         104           76             60         48
Interest credited to policyholder account balances              307       296         312          290            309        297
Capitalization of deferred policy acquisition costs            (149)     (131)       (124)        (113)          (103)       (93)
Amortization of deferred policy acquisition costs                41        55          46           80             58         47
Other expenses                                                  274       234         228          216            188        204
                                                           -----------------------------------------------------------------------
                                                                519       518         566          549            512        503
                                                           -----------------------------------------------------------------------
Operating earnings before provision for income taxes             85        76          73           68             78         62
Provision for income taxes                                       29        26          26           24             28         22
                                                           -----------------------------------------------------------------------
OPERATING EARNINGS                                            $  56     $  50       $  47        $  44          $  50      $  40
                                                           =======================================================================
After-tax net investment losses                               $  (1)    $ (15)      $ (20)       $ (46)         $ (67)     $ (31)


                                                                                       For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                               June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Other                                                            2003      2003         2002          2002        2002        2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $   7      $   7       $   8          $ (21)      $  18      $  23
Universal life and investment-type product policy fees             21         23          25             26          29         22
Investment income, net                                             60         65          61             60          63         62
Other revenues                                                     93         87          89             88          93        111
                                                               ---------------------------------------------------------------------
                                                                  181        182         183            153         203        218
                                                               ---------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                10         12          14            (15)         27         34
Interest credited to policyholder account balances                 28         30          30             27          29         30
Capitalization of deferred policy acquisition costs                (2)        (1)         (2)            (1)         (2)        (2)
Amortization of deferred policy acquisition costs                   2          3           5              6           3          3
Other expenses                                                    121        121         116            110         126        135
                                                               ---------------------------------------------------------------------
                                                                  159        165         163            127         183        200
                                                               ---------------------------------------------------------------------
Operating earnings before provision for income taxes               22         17          20             26          20         18
Provision for income taxes                                          8          6           8             11           7          7
                                                               ---------------------------------------------------------------------
OPERATING EARNINGS                                              $  14      $  11       $  12          $  15       $  13      $  11
                                                               =====================================================================
After-tax net investment gains (losses)                         $   0      $  (5)      $ (10)         $  (8)       $(13)     $   4


                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                                      For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                               June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                                  2003      2003        2002            2002        2002       2002
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Traditional Life
     1st Year (3)                                                $   49    $   53       $   60        $   46      $   57      $   51
     Renewal                                                      1,053     1,000        1,291         1,069       1,075       1,002
Variable & Universal Life
     Variable 1st Year excluding Single Premium COLI/BOLI (3)        59        91          108            97         115         112
     Universal 1st Year excluding Single Premium COLI/BOLI (3)       71        55           66            63          49          35
     Single Premium COLI/BOLI                                         3        13            1            50           0           2
     Renewal                                                        393       455          429           387         390         415
Annuities (3)                                                     2,933     2,611        2,352         1,988       1,849       1,704
Other                                                               301       281          276           316         374         371
                                                               ---------------------------------------------------------------------
Total Premiums and Deposits                                      $4,862    $4,559       $4,583        $4,016      $3,909      $3,692
                                                               =====================================================================
PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS

Variable & Universal Life                                        $  273    $  301       $  304        $  294      $  300      $  298
Annuities                                                         1,229       940        1,056           703         818         654
Other                                                               191       167          195           215         275         251
                                                               ---------------------------------------------------------------------
Total Separate Accounts                                          $1,693    $1,408       $1,555        $1,212      $1,393      $1,203
                                                               =====================================================================
FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
     MANUFACTURER (4)

MetLife Financial Services                                       $   65    $   69       $   79        $   66      $   85      $   81
New England Financial                                                32        35           47            44          54          58
General American                                                     76        99          105           139          81          61
MetLife Investors Group                                               7         8            3             2           1           0
Other                                                                 2         1            1             5           0           0
                                                               ---------------------------------------------------------------------
Total First Year Life Premiums and Deposits                      $  182    $  212       $  235        $  256      $  221      $  200
                                                               =====================================================================
ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                           $  340    $  424       $  464        $  452      $  283      $  268
Variable Annuity Deposits                                         2,593     2,187        1,888         1,536       1,566       1,436
                                                               ---------------------------------------------------------------------
Total Annuity Deposits                                           $2,933    $2,611       $2,352        $1,988      $1,849      $1,704
                                                               =====================================================================
ANNUITY DEPOSITS BY MANUFACTURER

MetLife Financial Services                                       $  805    $  737       $  709        $  621      $  687      $  630
New England Financial                                               239       218          211           185         206         170
MetLife Resources                                                   183       176          202           164         201         166
General American                                                     11        10            9            10          12          11
MetLife Investors Group (5)                                       1,636     1,416        1,175           962         687         689
Other                                                                59        54           46            46          56          38
                                                               ---------------------------------------------------------------------
Total Annuity Deposits                                           $2,933    $2,611       $2,352        $1,988      $1,849      $1,704
                                                               =====================================================================
MUTUAL FUND SALES

Proprietary                                                      $   48    $   38       $   48        $   60      $  113      $  107
Third Party                                                         817       759          713           706         852         890
                                                               ---------------------------------------------------------------------
Total Mutual Fund Sales                                          $  865    $  797       $  761        $  766      $  965      $  997
                                                               =====================================================================


(1)      Statutory premiums direct and assumed.

(2)      Includes premiums and deposits to separate accounts.

(3)      Excludes company-sponsored internal exchanges.

(4) Approximately 5% of MetLife Financial Services ("MLFS") manufactured life insurance premiums and deposits sold by other-than MLFS agents during the three months ended June 30, 2003 (2% sold by General American; 3% sold New England Financial). Approximately 18% of New England Financial manufactured life insurance premiums and deposits sold by other-than New England Financial agents during the three months ended June 30, 2003 (17% sold by MLFS; 1% sold by General American). Approximately 52% of General American manufactured life insurance premiums and deposits sold by other than General American agents during the three months ended June 30, 2003 (35% sold by MLFS; 17% sold by New England Financial).

(5) Approximately $50 million, $52 million, $62 million, $55 million, $52 million and $40 million distributed by General American entities in the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                At or for the Three Months Ended
                                                            ------------------------------------------------------------------------
                                                            June 30,  March 31,  December 31,  September 30,   June 30,    March 31,
Unaudited                                                     2003      2003         2002          2002          2002        2002
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
     EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:

     Variable & Universal Life                                 52.0%     49.1%        50.4%         49.1%         54.1%      52.2%
     Annuities                                                 41.9%     36.0%        44.9%         35.4%         44.2%      38.4%
     Other                                                     63.3%     59.5%        70.6%         68.1%         73.4%      67.6%

MORTALITY AS A PERCENTAGE OF EXPECTED                          99.4%(1)  87.2%        87.4%         81.4%         77.3%      89.8%

LAPSES/SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (2)

     Traditional Life                                           6.0%      5.8%         6.0%          6.1%          6.4%       6.5%
     Variable & Universal Life                                  7.2%      6.8%         6.6%          6.4%          6.0%       6.3%
     Variable Annuities                                         8.1%      8.3%         8.0%          8.3%          7.9%       7.8%
     Fixed Annuities                                            8.1%      8.8%         8.8%          9.7%          9.3%       9.4%

NUMBER OF AGENTS

     MetLife Financial Services                               5,728     5,798        5,846         6,063         6,139      6,171
     New England Financial                                    3,004     2,916        3,234         3,053         2,965      2,856
     General American (3)                                       522       557          616           607           633        482
     MetLife Investors Group Wholesalers                         84        78           69            66            68         65
     MetLife Resources/Security First Group                     379       362          375           376           391        397
     Nathan & Lewis                                             663       698          769           803           819        814
                                                            ------------------------------------------------------------------------
Total Agents                                                 10,380    10,409       10,909        10,968        11,015     10,785
                                                            ========================================================================

(1) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

(2) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(3) Based on the December 2002 increase in minimum annual production to $12,500 in first-year commissions. Prior periods have been restated to conform with this change in annual minimum production requirements.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                     For the Three Months Ended
                                      ---------------------------------------------------------------------------------
                                      June 30,    March 31,    December 31,   September 30,    June 30,       March 31,
   Traditional Life                     2003        2003           2002           2002           2002           2002
   --------------------------------------------------------------------------------------------------------------------
   Balance, beginning of period       $ 47,572    $ 47,397       $ 46,888       $ 46,520       $ 46,205       $ 45,828
   Premiums and deposits (1)             1,043       1,026          1,208          1,067          1,078          1,079
   Interest on reserves                    479         476            475            466            462            460
   Surrenders and withdrawals             (402)       (395)          (398)          (392)          (385)          (478)
   Benefit payments                       (492)       (484)          (415)          (430)          (414)          (452)
   Other                                  (365)       (448)          (361)          (343)          (426)          (232)
                                      ---------------------------------------------------------------------------------
   Balance, end of period             $ 47,835    $ 47,572       $ 47,397       $ 46,888       $ 46,520       $ 46,205
                                      =================================================================================

                                                                     For the Three Months Ended
                                               -------------------------------------------------------------------------
                                               June 30,   March 31,   December 31,  September 30,  June 30,    March 31,
   Variable & Universal Life                     2003       2003          2002          2002          2002        2002
   ---------------------------------------------------------------------------------------------------------------------
   Balance, beginning of period                $ 9,140     $ 8,993      $ 8,878       $ 8,682       $ 8,630     $ 8,694
   Premiums and deposits (1) (2)                   247         287          274           277           226         265
   Interest on reserves                            120         118          119           120           118         117
   Surrenders and withdrawals                     (122)       (113)        (108)          (97)         (124)       (123)
   Net transfers from (to) separate account         65          66           29           157             8          (3)
   Policy charges                                 (184)       (198)        (193)         (239)         (150)       (149)
   Benefit payments                                (24)        (25)         (22)          (20)          (20)        (20)
   Other                                           (21)         12           16            (2)           (6)       (151)
                                               -------------------------------------------------------------------------
   Balance, end of period                      $ 9,221     $ 9,140      $ 8,993       $ 8,878       $ 8,682     $ 8,630
                                               =========================================================================

                                                                           For the Three Months Ended
                                               ---------------------------------------------------------------------------
                                               June 30,    March 31,   December 31,  September 30,   June 30,    March 31,
   Annuities                                     2003        2003          2002          2002          2002        2002
   -----------------------------------------------------------------------------------------------------------------------
   Balance, beginning of period                $ 29,917    $ 28,935      $ 27,813      $ 26,695      $ 26,180    $ 25,365
   Premiums and deposits (1) (2)                  1,836       1,766         1,438         1,170         1,199       1,138
   Interest on reserves                             357         359           368           358           334         336
   Surrenders and withdrawals                      (665)       (667)         (474)         (563)         (589)       (551)
   Net transfers from (to) separate account        (517)       (171)         (212)           51          (172)       (219)
   Policy charges                                    (3)         (1)           (4)           (9)            1          (1)
   Benefit payments                                (143)       (168)           (8)           95          (269)       (251)
   Other                                            (10)       (136)           14            16            11         363
                                               ---------------------------------------------------------------------------
   Balance, end of period                      $ 30,772    $ 29,917      $ 28,935      $ 27,813      $ 26,695    $ 26,180
                                               ===========================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                           For the Three Months Ended
                                               ---------------------------------------------------------------------------
                                               June 30,   March 31,  December 31,  September 30,    June 30,     March 31,
   Variable & Universal Life                     2003        2003         2002         2002            2002         2002
   -----------------------------------------------------------------------------------------------------------------------
   Balance, beginning of period                $ 5,482     $ 5,489      $ 5,088      $ 5,462         $ 6,062      $ 5,914
   Premiums and deposits (1)                       273         301          316          294             300          298
   Investment performance                          603        (105)         264         (559)           (595)         (38)
   Surrenders and withdrawals                      (72)        (71)         (73)         (62)            (62)         (51)
   Net transfers from (to) fixed account           (65)        (66)         (29)        (157)             (8)           3
   Policy charges                                  (72)        (66)         (77)         (55)            (70)         (64)
   Other                                             0           0            0          165            (165)           0
                                               ---------------------------------------------------------------------------
   Balance, end of period                      $ 6,149     $ 5,482      $ 5,489      $ 5,088         $ 5,462      $ 6,062
                                               ===========================================================================

                                                                            For the Three Months Ended
                                                ----------------------------------------------------------------------------
                                                 June 30,    March 31,  December 31,  September 30,   June 30,    March 31,
   Annuities                                       2003        2003          2002          2002         2002         2002
   -------------------------------------------------------------------------------------------------------------------------
   Balance, beginning of period                 $ 18,464    $ 18,270      $ 16,651      $ 19,279     $ 20,987     $ 20,577
   Premiums and deposits (1)                       1,229         940         1,060           704          817          654
   Investment performance                          2,500        (435)        1,011        (2,757)      (2,131)           2
   Surrenders and withdrawals                       (508)       (423)         (588)         (467)        (499)        (405)
   Net transfers from (to) fixed account             517         171           212           (51)         172          219
   Policy charges                                    (69)        (59)          (76)          (57)         (67)         (60)
                                                ----------------------------------------------------------------------------
   Balance, end of period                       $ 22,133    $ 18,464      $ 18,270      $ 16,651     $ 19,279     $ 20,987
                                                ============================================================================

(1)      Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES RATIO AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                                For the Three Months Ended
                                                       -----------------------------------------------------------------------------
                                                       June 30,   March 31,   December 31,  September 30,    June 30,      March 31,
Unaudited (Dollars in millions)                          2003        2003         2002          2002           2002           2002
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
    OF DAC) TO PREMIUMS AND DEPOSITS RATIO

Insurance Expenses                                      $   758    $   682      $   698        $   634        $   643       $   653
DAC Capitalization (1)                                     (304)      (285)        (298)          (290)          (282)         (267)
                                                       -----------------------------------------------------------------------------
Net                                                     $   454    $   397      $   400        $   344        $   361       $   386
                                                       =============================================================================
Premiums and Deposits (2)                               $ 4,862    $ 4,559      $ 4,583        $ 4,018        $ 3,908       $ 3,700
                                                       =============================================================================
RATIO                                                       9.3%       8.7%         8.7%           8.6%           9.2%         10.4%




OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                             $   214    $   195      $   213        $   195        $   185       $   177
Other deferrable expenses                                   107        113          102            113            111           104
Direct and allocated expenses, not deferred                 371        310          340            279            296           321
Pension and other post-retirement benefit costs              40         36           21             28             28            23
Premium taxes and other taxes, licenses and fees             26         28           22             19             23            28
                                                       -----------------------------------------------------------------------------
    Subtotal Insurance Expenses                         $   758    $   682      $   698        $   634        $   643       $   653

Broker-dealer and other expenses                            118        110          113            100            117           132
Reinsurance allowances                                      (43)       (39)         (42)           (36)           (46)          (44)
                                                       -----------------------------------------------------------------------------
    Total Other Expenses                                $   833    $   753      $   769        $   698        $   714       $   741
                                                       =============================================================================

(1) Excludes $24 million, $25 million, $24 million, $28 million, $24 million and $23 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(2) Statutory premiums and deposits direct and assumed; also includes company-sponsored internal exchanges.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                 For the Three Months Ended
                                   -----------------------------------------------------------------------------------
                                   June 30,      March 31,    December 31,    September 30,    June 30,      March 31,
VARIABLE & UNIVERSAL LIFE            2003           2003          2002            2002           2002           2002
----------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield              7.31%          7.39%          7.23%          7.41%          7.47%          7.29%
Average crediting rate               5.57%          5.64%          5.75%          5.77%          5.85%          5.80%
                                   -----------------------------------------------------------------------------------
   Spread                            1.74%          1.75%          1.48%          1.64%          1.62%          1.49%
                                   ==================================================================================-

                                                                       For the Three Months Ended
                                   ------------------------------------------------------------------------------------
                                   June 30,      March 31,     December 31,  September 30,     June 30,       March 31,
ANNUITIES                            2003           2003           2002           2002           2002           2002
-----------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield              6.31%          6.64%          7.20%          7.09%          7.14%          7.02%
Average crediting rate               4.36%          4.47%          4.91%          4.81%          5.00%          5.09%
                                   ------------------------------------------------------------------------------------
   Spread                            1.95%          2.17%          2.29%          2.28%          2.14%          1.93%
                                   ====================================================================================

                                                                  (METLIFE LOGO)
================================================================================

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                               For the Three Months Ended
                                                   ---------------------------------------------------------------------------------
                                                   June 30,      March 31,    December 31,  September 30,    June 30,      March 31,
Auto                                                2003          2003           2002           2002           2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                    $ 535         $ 530          $ 535          $ 533          $ 525          $ 519
Investment income, net                                29            27             31             32             34             33
Other revenues                                         7             6              6              9              6              4
                                                   ---------------------------------------------------------------------------------
                                                     571           563            572            574            565            556
                                                   ---------------------------------------------------------------------------------
EXPENSES
Losses                                               347           366            360            308            343            325
Loss adjustment expense                               68            75             55             61             64             64
Other expenses                                       131           143            130            150            138            147
                                                   ---------------------------------------------------------------------------------
                                                     546           584            545            519            545            536
                                                   ---------------------------------------------------------------------------------
Operating earnings (loss) before provision
   (benefit) for income taxes                         25           (21)            27             55             20             20
Provision (benefit) for income taxes                   4           (17)             6             14              3              5
                                                   ---------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                          $  21          $ (4)         $  21          $  41          $  17          $  15
                                                   =================================================================================
After-tax net investment losses                    $   0          $ (2)         $  (3)         $  (4)         $  (8)         $  (7)



                                                                               For the Three Months Ended
                                                   ---------------------------------------------------------------------------------
                                                   June 30,      March 31,    December 31,  September 30,    June 30,      March 31,
Property                                            2003          2003           2002           2002           2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                    $ 173         $ 167          $ 175          $ 165          $ 164          $ 160
Investment income, net                                10            10             10             11             10             11
Other revenues                                         2             1              2              1              1              1
                                                   ---------------------------------------------------------------------------------
                                                     185           178            187            177            175            172
                                                   ---------------------------------------------------------------------------------
EXPENSES
Losses                                                96            76             78            106             95             93
Loss adjustment expense                               13             8             12             13              8              9
Other expenses                                        50            48             52             51             50             55
                                                   ---------------------------------------------------------------------------------
                                                     159           132            142            170            153            157
                                                   ---------------------------------------------------------------------------------
Operating earnings before provision for income
   taxes                                              26            46             45              7             22             15
Provision for income taxes                             6            14             15              1              7              4
                                                   ---------------------------------------------------------------------------------
OPERATING EARNINGS                                 $  20         $  32          $  30          $   6          $  15          $  11
                                                   =================================================================================
After-tax net investment losses                    $  (1)        $  (1)         $  (1)         $  (1)         $  (3)         $  (2)



                                                                               For the Three Months Ended
                                                   ---------------------------------------------------------------------------------
                                                   June 30,      March 31,    December 31,  September 30,    June 30,      March 31,
Other                                               2003          2003           2002           2002           2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                    $  13         $  15          $  13          $  13          $  13          $  13
Investment income, net                                 2             2              1              1              2              1
Other revenues                                        (5)            2             (9)             1              2              2
                                                   ---------------------------------------------------------------------------------
                                                      10            19              5             15             17             16
                                                   ---------------------------------------------------------------------------------
EXPENSES
Losses                                                 3            10              5              9              6              4
Loss adjustment expense                                0            (1)             0              0              1              0
Other expenses                                         5             8              5              4              5              6
                                                   ---------------------------------------------------------------------------------
                                                       8            17             10             13             12             10
                                                   ---------------------------------------------------------------------------------
Operating earnings (loss) before provision
   (benefit) for income taxes                          2             2             (5)             2              5              6
Provision (benefit) for income taxes                   1             0             (2)             1              1              2
                                                   ---------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                          $   1         $   2          $  (3)         $   1          $   4          $   4
                                                   =================================================================================
After-tax net investment losses                    $   0         $   0          $   0          $   0          $  (1)         $   0


                                                                  (METLIFE LOGO)
================================================================================

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                           For the Three Months Ended
                                             ------------------------------------------------------------------------------------
                                             June 30,       March 31,     December 31,  September 30,    June 30,       March 31,
Unaudited (Dollars in millions)                2003           2003           2002           2002           2002           2002
---------------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                 $  524         $  505         $  498         $  526         $  512         $  489
Non-Standard Automobile                           23             24             25             23             29             29
Property                                         192            149            176            189            179            138
Other                                             12             20              9             11             15             18
                                             ------------------------------------------------------------------------------------
Total                                         $  751         $  698         $  708         $  749         $  735         $  674
                                             ====================================================================================


SELECTED FINANCIAL INFORMATION AND
   SUPPLEMENTAL DATA

TOTAL AUTO & HOME

Loss and loss adjustment expense ratio          73.2%          75.0%          70.6%          69.9%          73.7%          71.5%
Other expense ratio                             25.6%          28.0%          25.8%          28.9%          27.4%          30.1%
                                             ------------------------------------------------------------------------------------
   Total combined ratio                         98.8%         103.0%          96.4%          98.8%         101.1%         101.6%
Effect of catastrophe losses                     3.2%           1.8%           2.3%           0.8%           2.8%           2.0%
                                             ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes           95.6%         101.2%          94.1%          98.0%          98.3%          99.6%
                                             ====================================================================================

AUTO

Loss and loss adjustment expense ratio          77.5%          83.3%          77.6%          69.2%          77.5%          75.0%
Other expense ratio                             24.2%          27.2%          24.3%          28.2%          26.2%          28.4%
                                             ------------------------------------------------------------------------------------
   Total combined ratio                        101.7%         110.5%         101.9%          97.4%         103.7%         103.4%
Effect of catastrophe losses                     1.2%           0.2%           0.4%           0.1%           0.8%           0.0%
                                             ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes          100.5%         110.3%         101.5%          97.3%         102.9%         103.4%
                                             ====================================================================================

PROPERTY

Loss and loss adjustment expense ratio          63.4%          50.2%          51.4%          72.0%          63.6%          63.2%
Other expense ratio                             29.2%          28.5%          29.8%          30.9%          30.8%          34.2%
                                             ------------------------------------------------------------------------------------
   Total combined ratio                         92.6%          78.7%          81.2%         102.9%          94.4%          97.4%
Effect of catastrophe losses                     9.7%           6.9%           8.2%           3.3%           9.4%           8.7%
                                             ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes           82.9%          71.8%          73.0%          99.6%          85.0%          88.7%
                                             ====================================================================================

OTHER

Loss and loss adjustment expense ratio          24.1%          57.7%          39.8%          71.9%          47.4%          33.9%
Other expense ratio                             38.8%          52.0%          37.3%          31.6%          35.3%          49.2%
                                             ------------------------------------------------------------------------------------
   Total combined ratio                         62.9%         109.7%          77.1%         103.5%          82.7%          83.1%
Effect of catastrophe losses                     0.0%           0.0%           0.0%           0.0%           0.0%           0.0%
                                             ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes           62.9%         109.7%          77.1%         103.5%          82.7%          83.1%
                                             ====================================================================================

PRE-TAX CATASTROPHE LOSSES

Auto                                          $    7         $    1         $    2         $    1         $    4         $    0
Property                                          17             12             14              5             15             14
Other                                              0              0              0              0              0              0
                                             ------------------------------------------------------------------------------------
Total                                         $   24         $   13         $   16         $    6         $   19         $   14
                                             ====================================================================================

                                             ------------------------------------------------------------------------------------
Catastrophe points on combined ratios            3.2            1.8            2.3            0.8            2.8            2.0
                                             ------------------------------------------------------------------------------------

                                                                  (METLIFE LOGO)
================================================================================

INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                For the Three Months Ended
                                               -------------------------------------------------------------------------------------
                                               June 30,          March 31,    December 31,   September 30,    June 30,     March 31,
Unaudited (Dollars in millions)                  2003              2003           2002           2002           2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                        $ 390             $ 395          $ 481          $ 381          $ 274          $ 375
Universal life and investment-type
   product policy fees                             71                51             66             64              7              7
Investment income, net                            131               123            158            133             95             75
Other revenues                                     26                 8              6              2              3              3
                                               -------------------------------------------------------------------------------------
                                                  618               577            711            580            379            460
                                               -------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends               294               377            455            362            268            338
Interest credited to policyholder
   account balances                                36                37             27             32             11              9
Capitalization of deferred policy
   acquisition costs                              (59)              (66)           (51)           (60)           (40)           (40)
Amortization of deferred policy
   acquisition costs                               77                34             55             24             22             27
Other expenses                                    177               153            183            167            114            106
                                               -------------------------------------------------------------------------------------
                                                  525               535            669            525            375            440
                                               -------------------------------------------------------------------------------------

Operating earnings before provision
   (benefit) for income taxes                      93                42             42             55              4             20
Provision (benefit) for income taxes               (9)               14              4             15              2              6
                                               -------------------------------------------------------------------------------------
OPERATING EARNINGS                              $ 102(1)          $  28          $  38          $  40          $   2          $  14
                                               -------------------------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                              $ 102             $  28          $  38          $  40          $   2          $  14
   Net investment gains (losses)                   (1)                0             (1)             6              8            (22)
   Net investment gains (losses)
      tax benefit (provision)                      (3)                0              4             (1)            (3)            (1)
                                               -------------------------------------------------------------------------------------
After-tax net investment gains (losses)            (4)                0              3              5              5            (23)
Cumulative effect of accounting change
   for SFAS 142                                     0                 0              0             (5)             0              5
                                               -------------------------------------------------------------------------------------
Net income (loss)                               $  98             $  28          $  41          $  40          $   7          $  (4)
                                               =====================================================================================



(1) Operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
================================================================================

REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS,
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                           At or for the Three Months Ended
                                                  -------------------------------------------------------------------------------
                                                  June 30,      March 31,   December 31,  September 30,   June 30,      March 31,
Unaudited (Dollars in millions)                     2003          2003         2002           2002          2002          2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                     $   588       $   552       $   597       $   461       $   472       $   475
Investment income, net                                121           110           125            95           102            99
Other revenues                                         12            12             8            16            11             8
                                                  -------------------------------------------------------------------------------
                                                      721           674           730           572           585           582
                                                  -------------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                      466           433           448           343           385           400
Interest credited to policyholder
   account balances                                    45            43            49            31            32            34
Policy acquisition costs and other
   insurance expenses                                 116           108           153           102            82            68
Other expenses                                         38            36            40            39            36            27
                                                  -------------------------------------------------------------------------------
                                                      665           620           690           515           535           529
                                                  -------------------------------------------------------------------------------

Operating earnings before provision
   for income taxes and minority interest              56            54            40            57            50            53
Provision for income taxes                             11            10             5            13            10            12
                                                  -------------------------------------------------------------------------------
Operating earnings before minority interest            45            44            35            44            40            41
Elimination of minority interest, before tax           26            24            20            21            21            19
                                                  -------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                           $    19       $    20       $    15       $    23       $    19       $    22
                                                  -------------------------------------------------------------------------------

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                $    19       $    20       $    15       $    23       $    19       $    22
   Net investment gains (losses)                        5            (4)           (8)            4             0             2
   Minority interest - net investment
      gains (losses)                                   (2)            4             2            (1)            4             1
   Adjustments to net investment
      gains (losses) (1)                                0             0             4             0             0             0
   Net investment gains (losses)
      tax benefit (provision)                           0             0             1            (1)           (2)           (1)
                                                  -------------------------------------------------------------------------------
After-tax net investment gains (losses)                 3             0            (1)            2             2             2
                                                  -------------------------------------------------------------------------------
Net income                                        $    22       $    20       $    14       $    25       $    21       $    24
                                                  ===============================================================================


PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION
United States                                     $    49       $    45       $    39       $    59       $    42       $    45
Canada                                                 12            11            12             9            10             9
Latin America                                           0             0             1            (1)            0             1
Asia-Pacific                                            4             2             1             1             3             2
Other international markets                             3             2            (1)            3             0             1
Corporate                                             (12)           (6)          (12)          (14)           (5)           (5)
                                                  -------------------------------------------------------------------------------
   Total pre-tax and pre-minority
      interest operating earnings                 $    56       $    54       $    40       $    57       $    50       $    53
                                                  ===============================================================================



POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                  $ 3,721       $ 3,653       $ 3,532       $ 3,209       $ 3,138       $ 2,916
Asset intensive                                     2,918         2,718         2,477         1,608         1,569         1,718
Other                                                 110           112            55            57            57            57
                                                  -------------------------------------------------------------------------------
   Total U.S.                                       6,749         6,483         6,064         4,874         4,764         4,691
                                                  -------------------------------------------------------------------------------

Canada                                              1,049           972           837           862           882           752
Latin America                                           0             0            69            61            80            83
Asia-Pacific                                          344           302           197           164           163           166
Other international markets                           316           271           220           188           156            99
                                                  -------------------------------------------------------------------------------
   Total International                              1,709         1,545         1,323         1,275         1,281         1,100
                                                  -------------------------------------------------------------------------------

Total policy benefits and interest sensitive
   contract liabilities                           $ 8,458       $ 8,028       $ 7,387       $ 6,149       $ 6,045       $ 5,791
                                                  ===============================================================================



(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================

ASSET MANAGEMENT
STATEMENTS OF OPERATING EARNINGS, CHANGE IN ASSETS
UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                           For the Three Months Ended
                                               ---------------------------------------------------------------------------------
                                               June 30,      March 31,    December 31,  September 30,    June 30,      March 31,
Unaudited (Dollars in millions)                  2003          2003           2002          2002           2002          2002
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Investment and advisory service fees
   Mutual funds                                  $ 17          $ 16           $ 17          $ 19           $ 24          $ 21
   MetLife and affiliates separately
      managed accounts                              9             9              9            10             10            10
   Third party client separate accounts            16            10             17            15             17            11
Other revenues                                     11            10              9            10             14            12
                                               ---------------------------------------------------------------------------------
                                                   53            45             52            54             65            54
                                               ---------------------------------------------------------------------------------

EXPENSES
Employee compensation and benefits                 24            26             27            31             31            29
Promoting and servicing                             7             7              7             8             11            11
General and administrative                         13            10             15            14             15            12
                                               ---------------------------------------------------------------------------------
                                                   44            43             49            53             57            52
                                               ---------------------------------------------------------------------------------

Operating earnings before provision
   for income taxes                                 9             2              3             1              8             2
Provision for income taxes                          4             1              2             0              3             1
                                               ---------------------------------------------------------------------------------
OPERATING EARNINGS                               $  5          $  1           $  1          $  1           $  5          $  1
                                               ---------------------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                               $  5          $  1           $  1          $  1           $  5          $  1
   Net investment gains (losses)                    0             8              1            (1)             0            (4)
   Net investment gains (losses)
      tax benefit (provision)                       0            (3)             0             0              0             2
                                               ---------------------------------------------------------------------------------
After-tax net investment gains (losses)             0             5              1            (1)             0            (2)
                                               ---------------------------------------------------------------------------------
Net income (loss)                                $  5          $  6           $  2          $  0           $  5          $ (1)
                                               =================================================================================



                                                                         At or for the Three Months Ended
                                             ------------------------------------------------------------------------------------
                                             June 30,       March 31,     December 31,  September 30,    June 30,       March 31,
Unaudited (Dollars in millions)                2003           2003           2002           2002           2002           2002
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS

Beginning assets                             $ 43,552       $ 44,577       $ 45,100       $ 48,850       $ 50,898       $ 51,278
Contributions                                   1,564          1,004          1,851          1,417          1,825          1,594
Redemptions                                    (2,040)        (2,063)        (3,303)        (3,241)        (2,521)        (1,661)
Market appreciation (depreciation)              3,054             34            929         (1,926)        (1,352)          (313)
                                             ------------------------------------------------------------------------------------
Ending Carrying Value                        $ 46,130       $ 43,552       $ 44,577       $ 45,100       $ 48,850       $ 50,898
                                             ====================================================================================


ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                     $ 17,499       $ 17,160       $ 18,463       $ 18,653       $ 18,035       $ 18,187
MetLife Retail Funds                            6,759          5,618          4,353          4,200          5,255          6,617
Third Party Individual and Retail Funds         7,854          6,966          7,724          8,448         10,434         10,970
Third Party Institutional                      14,018         13,808         14,037         13,799         15,126         15,124
                                             ------------------------------------------------------------------------------------
   Total State Street Research               $ 46,130       $ 43,552       $ 44,577       $ 45,100       $ 48,850       $ 50,898
                                             ====================================================================================

                                                                  (METLIFE LOGO)
================================================================================

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                        For the Three Months Ended
                                          -------------------------------------------------------------------------------------
                                          June 30,         March 31,   December 31,     September 30,   June 30,      March 31,
Unaudited (Dollars in millions)             2003             2003          2002             2002          2002          2002
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                     $(5)             $(4)          $(4)             $(7)          $(4)          $(4)
Universal life and investment-type
 product policy fees                           0                0             0                0             1            (1)
Investment income, net                        42               69            24              (25)           20            40
Other revenues                                15               12            29                5            12             9
                                          -------------------------------------------------------------------------------------
                                              52               77            49              (27)           29            44
                                          -------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends            0                2             2                0             2            (1)
Interest credited to policyholder
 account balances                              0                0             0                0            (1)            1
Interest expense                              88               94            77               76            74            78
Other expenses                               (65)              24           304               33           (10)           90
                                          -------------------------------------------------------------------------------------
                                              23              120           383              109            65           168
                                          -------------------------------------------------------------------------------------

Operating earnings (loss) before
 benefit for income taxes                     29              (43)         (334)            (136)          (36)         (124)
Benefit for income taxes                     (12)             (31)         (134)             (66)          (32)          (48)
                                          -------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                    $41 (1)         $(12)        $(200) (2)        $(70)          $(4) (3)     $(76) (4)
                                          -------------------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings (loss)                    $41             $(12)        $(200)            $(70)          $(4)         $(76)
     Net investment gains (losses)           (36)             (33)          108              (43)           15            25
     Net investment gains (losses)
      tax benefit (provision)                 11               10           (35)              18           (11)          (13)
                                          -------------------------------------------------------------------------------------
After-tax net investment gains
 (losses)                                    (25)             (23)           73              (25)            4            12
                                          -------------------------------------------------------------------------------------
Net income (loss)                            $16             $(35)        $(127)            $(95)           $0          $(64)
                                          =====================================================================================

(1) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement.

(2) Operating loss for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products.

(3) Operating loss for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(4) Operating loss for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                              At or for the Three Months Ended
                            ----------------------------------------------------------------------------------------------------
Unaudited (Dollars           June 30,         March 31,        December 31,      September 30,       June 30,          March 31,
 in millions)                  2003             2003               2002              2002              2002               2002
--------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                        6.87%             7.01%             7.39%             7.45%             7.51%             7.56%
Income                       $  2,073          $  2,044          $  2,092          $  2,032          $  1,998          $  1,954
Investment losses            $    (43)         $   (149)         $   (219)         $   (323)         $   (210)         $   (165)
Ending Carrying Value        $158,822          $144,341          $140,288          $132,906          $123,796          $118,236

MORTGAGE LOANS
Yield (2)                        7.50%             7.51%             8.03%             7.68%             7.97%             7.81%
Income                       $    472          $    470          $    492          $    457          $    472          $    462
Investment losses            $     (8)         $    (14)         $      0          $      0          $     (3)         $    (19)
Ending Carrying Value        $ 25,289          $ 25,046          $ 25,086          $ 23,885          $ 23,733          $ 23,684

REAL ESTATE AND REAL
    ESTATE JOINT
    VENTURES
Yield (2)                       10.97%            10.94%            11.79%            10.99%            11.80%            10.36%
Income (3)                   $    125          $    127          $    153          $    160          $    174          $    150
Investment gains
    (losses) (4)             $     (6)         $     92          $    602          $    (10)         $    (14)         $     (2)
Ending Carrying Value        $  4,585          $  4,569          $  4,725          $  5,663          $  5,963          $  5,862

POLICY LOANS
Yield (2)                        6.46%             6.47%             6.42%             6.66%             6.56%             6.35%
Income                       $    139          $    139          $    136          $    139          $    137          $    131
Ending Carrying Value        $  8,627          $  8,615          $  8,580          $  8,366          $  8,316          $  8,310

EQUITY SECURITIES AND
    OTHER LIMITED
    PARTNERSHIP
    INTERESTS
Yield (2)                        3.32%             5.61%             2.07%             2.05%             5.22%             1.16%
Income                       $     32          $     54          $     21          $     19          $     47          $     12
Investment gains
    (losses)                 $      1          $    (71)         $    (24)         $      4          $     81          $    161
Ending Carrying Value        $  4,023          $  3,773          $  4,008          $  3,959          $  3,717          $  3,552

CASH AND SHORT-TERM
    INVESTMENTS
Yield (2)                        2.23%             4.57%             5.35%             3.68%             2.85%             4.92%
Income                       $     42          $     64          $     62          $     49          $     38          $     83
Investment gains
    (losses)                 $      0          $     (4)         $     (1)         $      0          $    (1)          $      2
Ending Carrying Value        $  8,354          $  8,126          $  4,244          $  6,305          $  5,796          $  6,434

OTHER INVESTED ASSETS
Yield (2)                        6.71%             6.52%             8.36%             5.44%             6.53%             5.49%
Income                       $     69          $     63          $     72          $     44          $     56          $     46
Investment gains
    (losses)                 $      2          $     14          $     (5)         $     59          $    (46)         $    (69)
Ending Carrying Value        $  4,261          $  3,948          $  3,727          $  3,214          $  3,271          $  3,512

TOTAL INVESTMENTS

Gross investment
    income yield                 6.76%             7.04%             7.41%             7.28%             7.46%             7.31%
Investment fees and
    expenses yield              (0.14)%           (0.15)%           (0.16)%           (0.15)%           (0.16)%           (0.13)%
                            ----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    YIELD                        6.62%             6.89%             7.25%             7.13%             7.30%             7.18%
                            ====================================================================================================

Gross investment
    income                   $  2,952          $  2,961          $  3,028            $2,900          $  2,922          $  2,838
Investment fees and
    expenses                      (63)              (62)              (64)              (61)              (61)              (49)
                            ----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME        $  2,889          $  2,899          $  2,964          $  2,839          $  2,861          $  2,789
                            ====================================================================================================
Ending Carrying Value        $213,961          $198,418          $190,658          $184,298          $174,592          $169,590
                            ====================================================================================================


Gross investment
    gains                    $    137          $    221          $  1,040          $    412          $    438          $    545
Gross investment
    losses                        (85)              (89)             (348)             (164)             (314)             (283)
Writedowns                       (103)             (268)             (339)             (555)             (269)             (338)
                            ----------------------------------------------------------------------------------------------------
Subtotal                          (51)             (136)              353              (307)             (145)              (76)
Derivatives not
    qualifying for
    hedge accounting               (3)              (34)              (43)               21              (121)              (29)
                            ----------------------------------------------------------------------------------------------------
NET INVESTMENT GAINS
    (LOSSES)                      (54)             (170)              310              (286)             (266)             (105)
Adjustments to net
    investment gains
    (losses) (5)                    0                38                43                16                73                13
Minority interest -
    net investment
    gains (losses)                 (2)                4                 2                (1)                4                 1
Net investment gains
    (losses) tax
    benefit
    (provision)                    16                44              (132)              102                72                15
                            ----------------------------------------------------------------------------------------------------
AFTER-TAX NET
    INVESTMENT GAINS
    (LOSSES)                 $    (40)         $    (84)         $    223          $   (169)         $   (117)         $    (76)
                            ====================================================================================================

(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2)   Yields are annualized and based on quarterly average carrying values.

(3) Included in income from real estate and real estate joint ventures is $(3) million, $2 million, $22 million, $29 million, $33 million and $27 million related to discontinued operations for the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
      and March 31, 2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $1 million, $90 million, $591 million, $(1) million, $(8) million and $0 million related to discontinued operations for the three months ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002 June 30, 2002 and March 31, 2002, respectively.

(5) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                   At or for the Year-to-date
                              ----------------------------------------------------------------------------------------------------
Unaudited (Dollars             June 30,          March 31,       December 31,      September 30,       June 30,          March 31,
in millions)                     2003              2003              2002              2002              2002              2002
----------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                          6.91%              7.01%             7.46%             7.51%             7.54%             7.56%
Income                         $  4,117           $  2,044          $  8,076          $  5,984          $  3,952          $  1,954
Investment losses              $   (192)          $   (149)         $   (917)         $   (698)         $   (375)         $   (165)
Ending Carrying Value          $158,822           $144,341          $140,288          $132,906          $123,796          $118,236

MORTGAGE LOANS
Yield (2)                          7.50%              7.51%             7.84%             7.82%             7.89%             7.81%
Income                         $    942           $    470          $  1,883          $  1,391          $    934          $    462
Investment losses              $    (22)          $    (14)         $    (22)         $    (22)         $    (22)         $    (19)
Ending Carrying Value          $ 25,289           $ 25,046          $ 25,086          $ 23,885          $ 23,733          $ 23,684

REAL ESTATE AND REAL
    ESTATE JOINT
    VENTURES
Yield (2)                         10.92%             10.94%            11.41%            11.13%            11.09%            10.36%
Income (3)                     $    252           $    127          $    637          $    484          $    324              $150
Investment gains
    (losses) (4)               $     86           $     92          $    576          $    (26)         $    (16)         $     (2)
Ending Carrying Value          $  4,585           $  4,569          $  4,725          $  5,663          $  5,963          $  5,862

POLICY LOANS
Yield (2)                          6.47%              6.47%             6.49%             6.52%             6.46%             6.35%
Income                         $    278           $    139          $    543          $    407          $    268          $    131
Ending Carrying Value          $  8,627           $  8,615          $  8,580          $  8,366          $  8,316          $  8,310

EQUITY SECURITIES AND
    OTHER LIMITED
    PARTNERSHIP
    INTERESTS
Yield (2)                          4.40%              5.61%             2.47%             2.60%             2.92%             0.87%
Income                         $     86           $     54          $     99          $     78          $     59          $     12
Investment gains (losses)      $    (70)          $    (71)         $    222          $    246          $    242          $    161
Ending Carrying Value          $  4,023           $  3,773          $  4,008          $  3,959          $  3,717          $ 3, 552

CASH AND SHORT-TERM
    INVESTMENTS
Yield (2)                          3.40%              4.57%             4.17%             3.75%             3.92%             4.92%
Income                         $    106           $     64          $    232          $    170          $    121          $     83
Investment gains
    (losses)                   $     (4)          $     (4)         $      0          $      1          $      1          $      2
Ending Carrying Value          $  8,354           $  8,126          $  4,244          $  6,305          $  5,796          $  6,434

OTHER INVESTED ASSETS
Yield (2)                          6.61%              6.52%             6.42%             5.87%             6.08%             5.49%
Income                         $    132           $     63          $    218          $    146          $    102          $     46
Investment gains
    (losses)                   $     16           $     14          $    (61)         $    (56)         $   (115)         $    (69)
Ending Carrying Value          $  4,261           $  3,948          $  3,727          $  3,214          $  3,271          $  3,512

TOTAL INVESTMENTS

Gross investment
    income yield                   6.89%              7.04%             7.35%             7.33%             7.38%             7.31%
Investment fees and
    expenses yield                (0.15)%            (0.15)%           (0.15)%           (0.15)%           (0.14)%           (0.13)%
                              ----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    YIELD                          6.74%              6.89%             7.20%             7.18%             7.24%             7.18%
                              ====================================================================================================

Gross investment
    income                     $  5,913           $  2,961          $ 11,688          $  8,660          $  5,760          $  2,838
Investment fees and
    expenses                       (125)               (62)             (235)             (171)             (110)              (49)
                              ----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME          $  5,788           $  2,899          $ 11,453          $  8,489          $  5,650          $  2,789
                              ====================================================================================================
Ending Carrying Value          $213,961           $198,418          $190,658          $184,298          $174,592          $169,590
                              ====================================================================================================


Gross investment gains         $    358           $    221          $  2,435          $  1,395          $    983          $    545
Gross investment
    losses                         (174)               (89)           (1,109)             (761)             (597)             (283)
Writedowns                         (371)              (268)           (1,501)           (1,162)             (607)             (338)
                              ----------------------------------------------------------------------------------------------------
Subtotal                           (187)              (136)             (175)             (528)             (221)              (76)
Derivatives not
    qualifying for
    hedge accounting                (37)               (34)             (172)             (129)             (150)              (29)
                              ----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSSES              (224)              (170)             (347)             (657)             (371)             (105)
Adjustments to net
    investment gains
    (losses) (5)                     38                 38               145               102                86                13
Minority interest -
     net investment
    gains (losses)                    2                  4                 6                 4                 5                 1
Net investment gains
    (losses) tax
    benefit (provision)              60                 44                57               189                87                15
                              ----------------------------------------------------------------------------------------------------
AFTER-TAX NET
    INVESTMENT LOSSES             $(124)          $    (84)         $   (139)         $   (362)         $   (193)         $    (76)
                              ====================================================================================================

(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2)   Yields are annualized and based on year-to-date average carrying values.

(3) Included in income from real estate and real estate joint ventures is $(1) million, $2 million, $111 million, $89 million, $60 million and $27 million related to discontinued operations for the year-to-date June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
      and March 31, 2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $91 million, $90 million, $582 million, $(9) million, $(8) million and $0 million related to discontinued operations for the year-to-date June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(5) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                               At June 30, 2003               At December 31, 2002
                                           ---------------------------------------------------------
Unaudited (Dollars in millions)            Amount       % of Total          Amount        % of Total
----------------------------------------------------------------------------------------------------

Less than 20%                               $612            76.8%           $  925            54.7%
20% or more for less than six months          74             9.3%              531            31.4%
20% or more for six months or greater        111            13.9%              234            13.9%
                                           ---------------------------------------------------------
   Total Gross Unrealized Losses            $797           100.0%           $1,690           100.0%
                                           =========================================================


METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES

                                               At June 30, 2003               At December 31, 2002
                                           ---------------------------------------------------------
Unaudited (Dollars in millions)            Amount       % of Total          Amount        % of Total
----------------------------------------------------------------------------------------------------

Less than 20%                                 $8            88.9%              $25           30.1%
20% or more for less than six months           1            11.1%               58           69.9%
20% or more for six months or greater          0             0.0%                0            0.0%
                                           ---------------------------------------------------------
   Total Gross Unrealized Losses              $9           100.0%              $83          100.0%
                                           =========================================================


   The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%;
   (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR

                                          At June 30, 2003              At March 31, 2003             At December 31, 2002
                                     ----------------------------------------------------------------------------------------
Unaudited (Dollars in millions)       Amount         % of Total      Amount         % of Total      Amount         % of Total
-----------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                $13,992            8.8%        $12,489            8.7%        $15,934           11.4%
State & political subdivisions          3,022            1.9%          2,683            1.8%          2,742            1.9%
Corporate bonds                        56,548           35.6%         52,167           36.1%         49,257           35.1%
Foreign government securities           8,938            5.6%          8,374            5.8%          7,596            5.4%
Foreign corporates                     22,030           13.9%         19,542           13.5%         19,229           13.7%
Mortgage-backed securities             41,815           26.3%         37,769           26.2%         34,883           24.9%
Asset-backed securities                11,222            7.1%         10,224            7.1%          9,503            6.8%
Other fixed income assets                 771            0.5%            655            0.5%            697            0.5%
                                     ----------------------------------------------------------------------------------------
   Total                              158,338           99.7%        143,903           99.7%        139,841           99.7%
Redeemable preferred stock                484            0.3%            438            0.3%            447            0.3%
                                     ----------------------------------------------------------------------------------------
Total Fixed Maturities               $158,822          100.0%       $144,341          100.0%       $140,288          100.0%
                                     ========================================================================================

                                        At September 30, 2002           At June 30, 2002               At March 31, 2002
                                     ----------------------------------------------------------------------------------------
Unaudited (Dollars in millions)       Amount         % of Total      Amount         % of Total      Amount         % of Total
-----------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                $10,986            8.3%         $9,741            7.9%         $9,415            8.1%
State & political subdivisions          2,627            2.0%          2,412            2.0%          2,308            1.9%
Corporate bonds                        47,693           35.9%         46,039           37.2%         44,431           37.6%
Foreign government securities           7,383            5.6%          7,199            5.8%          4,666            3.9%
Foreign corporates                     18,746           14.1%         18,227           14.7%         18,372           15.5%
Mortgage-backed securities             33,822           25.4%         28,967           23.4%         28,401           24.0%
Asset-backed securities                 9,738            7.3%          8,714            7.0%          8,461            7.2%
Other fixed income assets               1,481            1.1%          2,025            1.6%          1,673            1.4%
                                     ----------------------------------------------------------------------------------------
   Total                              132,476           99.7%        123,324           99.6%        117,727           99.6%
Redeemable preferred stock                430            0.3%            472            0.4%            509            0.4%
                                     ----------------------------------------------------------------------------------------
Total Fixed Maturities               $132,906          100.0%       $123,796          100.0%       $118,236          100.0%
                                     ========================================================================================


METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY QUALITY DISTRIBUTION

                                            At June 30, 2003               At March 31, 2003             At December 31, 2002
                                        ----------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount         % of Total      Amount         % of Total      Amount         % of Total
--------------------------------------------------------------------------------------------------------------------------------

NAIC         RATING AGENCY
RATING (1)   EQUIVALENT DESIGNATION

 1           Aaa / Aa / A               $110,806           69.8%       $100,477           69.6%        $97,495           69.5%
 2           Baa                          34,944           22.0%         31,264           21.7%         31,060           22.1%
 3           Ba                            7,807            4.9%          7,581            5.3%          7,304            5.2%
 4           B                             3,645            2.3%          3,441            2.4%          3,227            2.3%
 5           Caa and lower                   629            0.4%            626            0.4%            339            0.3%
 6           In or near default              507            0.3%            514            0.3%            416            0.3%
                                        ----------------------------------------------------------------------------------------
   Total                                 158,338           99.7%        143,903           99.7%        139,841           99.7%
Redeemable preferred stock                   484            0.3%            438            0.3%            447            0.3%
                                        ----------------------------------------------------------------------------------------
Total Fixed Maturities                  $158,822          100.0%       $144,341          100.0%       $140,288          100.0%
                                        ========================================================================================

                                           At September 30, 2002           At June 30, 2002               At March 31, 2002
                                        ----------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount         % of Total      Amount         % of Total      Amount         % of Total
--------------------------------------------------------------------------------------------------------------------------------

NAIC         RATING AGENCY
RATING (1)   EQUIVALENT DESIGNATION

 1           Aaa / Aa / A                $90,651           68.3%        $82,235           66.4%        $77,569           65.6%
 2           Baa                          31,290           23.5%         30,480           24.6%         30,314           25.7%
 3           Ba                            6,324            4.8%          6,435            5.2%          5,546            4.7%
 4           B                             3,096            2.3%          3,275            2.7%          3,409            2.9%
 5           Caa and lower                   840            0.6%            671            0.5%            625            0.5%
 6           In or near default              275            0.2%            228            0.2%            264            0.2%
                                        ----------------------------------------------------------------------------------------
   Total                                 132,476           99.7%        123,324           99.6%        117,727           99.6%
Redeemable preferred stock                   430            0.3%            472            0.4%            509            0.4%
                                        ----------------------------------------------------------------------------------------
Total Fixed Maturities                  $132,906          100.0%       $123,796          100.0%       $118,236          100.0%
                                        ========================================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.


METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                           At June 30, 2003               At March 31, 2003            At December 31, 2002
                                      ---------------------------------------------------------------------------------------
Unaudited (Dollars in millions)        Amount        % of Total       Amount        % of Total       Amount        % of Total
-----------------------------------------------------------------------------------------------------------------------------

South Atlantic                         $5,139           25.9%         $5,167           26.3%         $5,076           26.0%
Pacific                                 4,130           20.8%          4,198           21.4%          4,180           21.4%
Middle Atlantic                         3,543           17.9%          3,416           17.4%          3,441           17.6%
East North Central                      2,331           11.8%          2,260           11.5%          2,147           11.0%
New England                             1,181            6.0%          1,168            6.0%          1,323            6.8%
West South Central                      1,256            6.3%          1,149            5.9%          1,097            5.6%
Mountain                                  845            4.3%            858            4.4%            833            4.2%
West North Central                        580            2.9%            598            3.0%            645            3.3%
International                             631            3.2%            631            3.2%            632            3.2%
East South Central                        187            0.9%            178            0.9%            178            0.9%
                                      ---------------------------------------------------------------------------------------
   Total                              $19,823          100.0%        $19,623          100.0%        $19,552          100.0%
                                      =======================================================================================

Office                                 $9,414           47.4%         $9,301           47.5%         $9,340           47.8%
Retail                                  4,471           22.6%          4,321           22.0%          4,320           22.1%
Apartments                              2,805           14.2%          2,867           14.6%          2,793           14.3%
Industrial                              1,922            9.7%          1,893            9.6%          1,910            9.7%
Hotel                                     955            4.8%            996            5.1%            942            4.8%
Other                                     256            1.3%            245            1.2%            247            1.3%
                                      ---------------------------------------------------------------------------------------
   Total                              $19,823          100.0%        $19,623          100.0%        $19,552          100.0%
                                      =======================================================================================

                                         At September 30, 2002           At June 30, 2002               At March 31, 2002
                                      ---------------------------------------------------------------------------------------
Unaudited (Dollars in millions)        Amount        % of Total       Amount        % of Total       Amount        % of Total
-----------------------------------------------------------------------------------------------------------------------------

South Atlantic                         $4,832           26.3%         $4,806           26.4%         $4,736           26.2%
Pacific                                 3,860           21.0%          3,715           20.5%          3,642           20.1%
Middle Atlantic                         3,315           18.1%          3,310           18.2%          3,309           18.3%
East North Central                      1,962           10.7%          1,956           10.8%          1,959           10.8%
New England                             1,270            6.9%          1,246            6.9%          1,286            7.1%
West South Central                        975            5.3%            982            5.4%            993            5.5%
Mountain                                  763            4.2%            766            4.2%            795            4.4%
West North Central                        647            3.5%            653            3.6%            666            3.7%
International                             546            3.0%            540            3.0%            519            2.9%
East South Central                        178            1.0%            179            1.0%            180            1.0%
                                      ---------------------------------------------------------------------------------------
   Total                              $18,348          100.0%        $18,153          100.0%        $18,085          100.0%
                                      =======================================================================================

Office                                 $8,431           45.9%         $8,311           45.8%         $8,165           45.1%
Retail                                  4,332           23.6%          4,349           24.0%          4,383           24.2%
Apartments                              2,602           14.2%          2,582           14.2%          2,584           14.3%
Industrial                              1,933           10.5%          1,876           10.3%          1,912           10.6%
Hotel                                     818            4.5%            822            4.5%            828            4.6%
Other                                     232            1.3%            213            1.2%            213            1.2%
                                      ---------------------------------------------------------------------------------------
   Total                              $18,348          100.0%        $18,153          100.0%        $18,085          100.0%
                                      =======================================================================================

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
SUMMARY OF REAL ESTATE

Unaudited                   At June 30,    At March 31,      At December 31,   At September 30,     At June 30,    At March 31,
(Dollars in millions)          2003            2003              2002                2002              2002            2002
-------------------------------------------------------------------------------------------------------------------------------

Wholly owned                  $4,184          $4,199            $4,338              $5,302            $5,615          $5,520
Joint ventures                   397             365               377                 316               297             291
                            ---------------------------------------------------------------------------------------------------
  Subtotal                     4,581           4,564             4,715               5,618             5,912           5,811
Foreclosed                         4               5                10                  45                51              51
                            ---------------------------------------------------------------------------------------------------
  Total Real Estate (1)       $4,585          $4,569            $4,725              $5,663            $5,963          $5,862
                            ===================================================================================================

  (1) Includes real estate held-for-sale and held-for-investment.


METLIFE, INC.
SUMMARY OF MORTGAGES

Unaudited                   At June 30,    At March 31,      At December 31,   At September 30,     At June 30,    At March 31,
(Dollars in millions)          2003            2003              2002                2002              2002            2002
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL                   $19,823         $19,623           $19,552             $18,348           $18,153         $18,085

AGRICULTURAL                   5,090           5,052             5,146               5,155             5,174           5,196

RESIDENTIAL                      376             371               388                 382               406             403
                            ---------------------------------------------------------------------------------------------------
TOTAL                        $25,289         $25,046           $25,086             $23,885           $23,733         $23,684
                            ===================================================================================================


METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

Unaudited                   At June 30,    At March 31,      At December 31,   At September 30,     At June 30,    At March 31,
(Dollars in millions)          2003            2003              2002                2002              2002            2002
-------------------------------------------------------------------------------------------------------------------------------

METLIFE                      $ 242.4         $ 226.3           $ 217.7             $ 212.0           $ 202.0         $ 196.3

METLIFE SEPARATE ACCOUNT        67.5            60.6              59.7                56.0              59.3            62.5

STATE STREET THIRD PARTY        21.9            20.8              21.8                22.2              25.6            26.1
                            ---------------------------------------------------------------------------------------------------
TOTAL ASSETS UNDER
    MANAGEMENT               $ 331.8         $ 307.7           $ 299.2             $ 290.2           $ 286.9         $ 284.9
                            ===================================================================================================

                                                                  (METLIFE LOGO)
================================================================================

COMPANY RATINGS AS OF AUGUST 4, 2003 (1)

                                                                   Moody's         Standard &    A.M. Best      Fitch
                                                              Investors Service      Poor's       Company      Ratings
                                                              -----------------    ----------    ---------    --------
     FINANCIAL STRENGTH RATINGS
     ------------------------------
     Metropolitan Life Insurance Company                             Aa2               AA            A+          AA
     General American Life Insurance Company                         Aa2               AA            A+          AA
     MetLife Investors Insurance Company                             Aa2               AA            A+          AA
     MetLife Investors Insurance Company of California                NR               AA            A+          NR
     MetLife Investors USA Insurance Company                         Aa3               AA            A+          AA
     New England Life Insurance Company                              Aa2               AA            A+          AA
     First MetLife Investors Insurance Co.                            NR               AA            A+          NR
     Metropolitan Insurance and Annuity Company                      Aa3               AA            A           NR
     Metropolitan Tower Life Insurance Company                        NR               NR            A+          NR
     RGA Reinsurance Company                                          A1              AA-            A+          NR
     Paragon Life Insurance Company                                   NR               AA            A+          AA
     Security Equity Life Insurance Company                           NR               AA            A+          AA
     Texas Life Insurance Company                                     NR               NR            A           NR
     Metropolitan Property and Casualty Insurance Company            Aa3              AA-            A           NR
     Metropolitan Casualty Insurance Company                          NR              AA-            A           NR
     Metropolitan Direct Property and Casualty Insurance Co.          NR              AA-            A           NR
     Metropolitan General Insurance Company                           NR              AA-            A           NR
     Metropolitan Group Property & Casualty Insurance Co.             NR              AA-            A           NR
     Metropolitan Lloyds Insurance Company of Texas                   NR              AA-            A           NR
     Metropolitan Life Insurance Company (Short-term rating)         P-1              A-1+           NR          NR


     CREDIT RATINGS
     ---------------
     MetLife, Inc.
        Senior Unsecured                                              A2               A             a+           A
        Commercial Paper                                             P-1              A-1          AMB-1+        F1

     Metropolitan Life Insurance Company
        Surplus Notes                                                 A1               A+            a+          A+

     General American Life Insurance Company
        Surplus Notes                                                 A1               A+            NR          NR

     GenAmerica Capital I
        Preferred Stock                                               A3              BBB+           NR          A-

     Reinsurance Group of America, Incorporated
        Senior Unsecured                                             Baa1              A-            a           A-

     MetLife Funding, Inc.
        Commercial Paper                                             P-1              A-1+         AMB-1+        F1+


(1)   NR indicates no rating provided.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
2002 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC
     CAPITAL ("EC")

                                             December 31,         September 30,            June 30,              March 31,
                                               2002 (1)                2002                2002 (2)              2002 (3)
                                           ----------------------------------------------------------------------------------
Unaudited (Dollars in millions)             RBC        EC         RBC        EC         RBC        EC         RBC        EC
-----------------------------------------------------------------------------------------------------------------------------
Institutional Operations
     Group Life                            $  82      $  85      $  84      $  86      $  74      $  76      $  68      $  70
     Retirement & Savings                    120        121        103        106        135        137        114        118
     Non-Medical Health & Other               60         65         47         52         41         46         53         58
                                           ----------------------------------------------------------------------------------
        Total Institutional Operations       262        271        234        244        250        259        235        246
                                           ----------------------------------------------------------------------------------

Individual Operations
     Traditional Life                         92         86        127        121         97         91         98         92
     Variable & Universal Life                23         19         40         35         36         32         25         20
     Annuities                                47         42         44         39         50         45         40         35
     Other                                    12         13         15         16         13         14         11         12
                                           ----------------------------------------------------------------------------------
        Total Individual Operations          174        160        226        211        196        182        174        159
                                           ----------------------------------------------------------------------------------

Auto & Home
     Auto                                     21         17         41         37         17         14         15         12
     Property                                 30         31          6          6         15         15         11         12
     Other                                    (3)        (3)         1          2          4          4          4          4
                                           ----------------------------------------------------------------------------------
        Total Auto & Home                     48         45         48         45         36         33         30         28
                                           ----------------------------------------------------------------------------------

International Operations                      38         32         40         34          2         (4)        14          8

Reinsurance                                   15          9         23         17         19         13         22         16

Asset Management                               1          3          1          3          5          7          1          3

Corporate, Other & Eliminations             (200)      (182)       (70)       (52)        (4)        14        (76)       (60)

                                           ----------------------------------------------------------------------------------
        Total Operating Earnings           $ 338      $ 338      $ 502      $ 502      $ 504      $ 504      $ 400      $ 400
                                           ==================================================================================

(1) Fourth quarter 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products (Corporate, Other & Eliminations), a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives (Retirement & Savings), and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies (Non-Medical Health & Other).

(2) Second quarter 2002 includes a $30 million after-tax reduction of a previously established reserve related to the Company's sales practice class action settlement in 1999. This reserve reduction impacted the Corporate, Other & Eliminations segment.

(3) First quarter 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business. This charge impacted the Corporate, Other & Eliminations segment.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
2001 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC
     CAPITAL ("EC")

                                              December 31,          September 30,           June 30,              March 31,
                                                2001 (1)              2001 (2)                2001                  2001
                                            ----------------------------------------------------------------------------------
Unaudited (Dollars in millions)              RBC        EC         RBC        EC         RBC        EC         RBC        EC
------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
     Group Life                             $  75      $  80      $ (16)     $ (10)     $  76      $  80      $  63      $  68
     Retirement & Savings                    (155)      (154)        87         89         88         89         94         95
     Non-Medical Health & Other                33         38        (44)       (38)        40         45         38         43
                                            ----------------------------------------------------------------------------------
        Total Institutional Operations        (47)       (36)        27         41        204        214        195        206
                                            ----------------------------------------------------------------------------------

Individual Operations
     Traditional Life                          61         52         73         64         99         90         98         89
     Variable & Universal Life                 23         20         23         21         32         29         33         30
     Annuities                                 40         37         57         54         47         44         36         33
     Other                                    (72)       (71)        11         12          8          9         16         17
                                            ----------------------------------------------------------------------------------
        Total Individual Operations            52         38        164        151        186        172        183        169
                                            ----------------------------------------------------------------------------------

Auto & Home
     Auto                                      24         23         25         23         39         35         (7)       (11)
     Property                                  15         14         (5)        (5)       (25)       (26)       (16)       (14)
     Other                                      4          4          2          2         (3)        (1)        (1)         0
                                            ----------------------------------------------------------------------------------
        Total Auto & Home                      43         41         22         20         11          8        (24)       (25)
                                            ----------------------------------------------------------------------------------

International Operations                       (8)       (11)        11          9         11          9         18         16

Reinsurance                                    (1)        (7)        16         10         16         10         15          9

Asset Management                                2          5          2          5          1          4          6          9

Corporate, Other & Eliminations              (165)      (154)       (15)        (9)       (10)         2         (9)         0

                                            ----------------------------------------------------------------------------------
        Total Operating Earnings (Loss)     $(124)     $(124)     $ 227      $ 227      $ 419      $ 419      $ 384      $ 384
                                            ==================================================================================

(1) Fourth quarter 2001 includes business realignment costs, costs associated with the establishment of a policyholder liability for New England Financial and costs associated with the anticipated resolution of race-conscious underwriting claims. By segment, the after-tax costs were as follows: Group Life $1 million; Retirement & Savings $264 million; Non-Medical Health & Other $2 million; Traditional Life $24 million; Variable & Universal Life $12 million; Annuities $22 million; Individual Business - Other $77 million; Auto $1 million; Property $1 million; and Corporate, Other & Eliminations $159 million.

(2) Third quarter 2001 includes costs associated with September 11 tragedies. By segment, the after-tax costs were as follows: Group Life $99 million; Non-Medical Health & Other $83 million; Traditional Life $8 million; Variable & Universal Life $7 million; Auto $1 million; Property $3 million; and Reinsurance $7 million.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
2000 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC
     CAPITAL ("EC")

                                             December 31,         September 30,            June 30,              March 31,
                                                 2000                  2000                  2000                  2000
                                           ----------------------------------------------------------------------------------
Unaudited (Dollars in millions)             RBC        EC         RBC        EC         RBC        EC         RBC        EC
-----------------------------------------------------------------------------------------------------------------------------

Institutional Operations
     Group Life                            $  48      $  55      $  63      $  69      $  61      $  67      $  62      $  68
     Retirement & Savings                     71         80         58         67         47         56         45         54
     Non-Medical Health & Other               44         51         38         45         40         47         33         40
                                           ----------------------------------------------------------------------------------
        Total Institutional Operations       163        186        159        181        148        170        140        162
                                           ----------------------------------------------------------------------------------

Individual Operations
     Traditional Life                        155        132        105         83         98         76        101         79
     Variable & Universal Life                21         16         35         31         23         19         32         28
     Annuities                                25         18         48         42         69         62         60         53
     Other                                    (3)        (4)         6          6          4          5          3          3
                                           ----------------------------------------------------------------------------------
        Total Individual Operations          198        162        194        162        194        162        196        163
                                           ----------------------------------------------------------------------------------

Auto & Home
     Auto                                      7          8         22         20         10          8          8          7
     Property                                 24         24        (17)       (16)       (22)       (22)        (7)        (6)
     Other                                     6          6          5          6         (1)         0          7          7
                                           ----------------------------------------------------------------------------------
        Total Auto & Home                     37         38         10         10        (13)       (14)         8          8
                                           ----------------------------------------------------------------------------------

International Operations                       3          0          5          2          7          4         11          8

Reinsurance                                   25         20         16         11          9          4         22         17

Asset Management                               3          6          9         12         10         13         11         14

Corporate, Other & Eliminations              (25)        (8)        (9)         6         19         35         (9)         7

                                           ----------------------------------------------------------------------------------
        Total Operating Earnings           $ 404      $ 404      $ 384      $ 384      $ 374      $ 374      $ 379      $ 379
                                           ==================================================================================


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